UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

INFORMATION STATEMENT

SCHEDULE 14C INFORMATION (Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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BMB MUNAI, INC.
(Name of Registrant as Specified in its Charter)

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BMB MUNAI, INC.
Office 1704, 4B Building
“Nurly Tau” BC
17 Al Farabi Ave.
Almaty, Kazakhstan 050059
Telephone: +7 727 311 10 64

Dear Stockholders:

This notice and accompanying Information Statement are being furnished to the holders of shares of common stock, par value $0.001, of BMB Munai, Inc. a Nevada corporation, in connection with the approval of the actions described below (collectively, the “Corporate Actions”) taken with the unanimous approval of our board of directors (the “Board”) and by the written consent of Timur Turlov, our CEO, Chairman, and the holder of a majority of the voting power of our issued and outstanding capital stock (the “Consenting Shareholder”):

1.
Effect a reverse stock split of the outstanding shares of our common stock, par value $0.001, at the ratio of one-share-for-twenty-five-shares (1:25) (the “Reverse Stock Split”).

2.
Amend our Articles of Incorporation, as amended, to change our name to “Freedom Holding Corp.” or such other name as the Board may deem appropriate (the “Corporate Name Change”).

3.
Adopt the Freedom Holding Corp. 2018 Equity Incentive Plan (the “2018 Equity Incentive Plan”).

These Corporate Actions were unanimously approved by the Board on July 28, 2017. On the same date, the Consenting Shareholder, who holds approximately 88.6% of our issued and outstanding common stock, executed a written consent approving the Corporate Actions. In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) the Corporate Actions will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received from the Consenting Shareholder constitutes the only stockholder approval required for the Corporate Actions under Nevada law and our Articles of Incorporation, as amended and our By-Laws, as amended through July 8, 2010. As a result, no further action by any other stockholder is required to approve the Corporate Actions and we have not and will not be soliciting your approval of the Corporate Actions. Nevada Revised Statutes 78.320 provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given. Notwithstanding the foregoing, the record holders of our common stock of record as of the close of business on August 2, 2017, (the “Record Date”) are being provided this notice of the Corporate Actions.

The accompanying Information Statement is for information purposes only – Please read it carefully.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors
BMB Munai, Inc.

/s/ TimurTurlov
Timur Turlov
Chief Executive Officer and Chairman of the Board of Directors

August __, 2017

BMB MUNAI, INC.

INFORMATION STATEMENT REGARDING ACTION TAKEN BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDER IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Information Statement is being furnished to the stockholders of BMB Munai, Inc. (“BMBM”, “our”, “us”, or “we”) to notify you that on July 28, 2017, our board of directors (the “Board”) unanimously approved, and Timur Turlov, who holds approximately 88.6% of our issued and outstanding common stock, and is also our CEO and Chairman of our Board (the “Consenting Shareholder”) executed a written consent to approve the actions described below (collectively, the “Corporate Actions”):

1.
Effect a reverse stock split of the outstanding shares of our common stock, par value $0.001, at the ratio of one-share-for-twenty-five-shares (1:25) (the “Reverse Stock Split”).

2.
Amend our Articles of Incorporation, as amended, (the “Articles”) to change our name to “Freedom Holding Corp.” or such other name as the Board may deem appropriate (the “Corporate Name Change”)

3.
Adopt the Freedom Holding Corp. 2018 Equity Incentive Plan (the “2018 Equity Incentive Plan”).

In accordance with Section 78.320 of the Nevada Revised Statutes (“NRS”), unless otherwise provided by the articles of incorporation or bylaws of a Nevada corporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. Our Articles of Incorporation, as amended (the “Articles”) provide that any action that may be taken at a meeting of our stockholders may be taken without a meeting, if a consent or consents in writing setting forth the action so taken, shall be signed by the holder or holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Utilizing the written consent of the holders of a majority in interest of our voting securities eliminates the costs involved in holding a special meeting of stockholders.

NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

This Information Statement is first being mailed on or about August __, 2017 to stockholders of record of BMBM as of August 2, 2017, (the “Record Date”), and is being delivered to inform you of the Corporate Actions before they take effect in accordance with Rule 14c-2 of the Exchange Act. No appraisal rights are afforded to our stockholders under Nevada law or our Articles and our By-Laws, as amended through July 8, 2010, (the “By-Laws”), as a result of the Corporate Actions being taken.

We will bear the entire cost of furnishing this Information Statement. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding copies of this Information Statement to beneficial owners.

THE REVERSE STOCK SPLIT

The Board and the Consenting Shareholder have approved the Reverse Stock Split, as described in more detail below. The Board and the Consenting Shareholder considered, among other things, the following factors in determining the ratio of the Reverse Stock Split:

●
the need for additional common stock to satisfy our contractual obligations under the Share Exchange and Acquisition Agreement, dated November 23, 2015, between BMBM and Timur Turlov (“Acquisition Agreement”) in connection with the acquisition of LLC Investment Company Freedom Finance (“Freedom RU”) and to acquire FFINEU Investments Limited (“Freedom CY”);

●
the initial listing requirements of any market or exchange we may consider applying to be listed upon;
●
the historical trading price and trading volume of our common stock;
●
the prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock; and
●
maximizing the anticipated benefits to our stockholders.

The Reverse Stock Split will reduce the number of shares of our common stock that is currently issued and outstanding. It will not, however, reduce the number of authorized shares of our common stock, which will continue to be 500,000,000 shares following the Reverse Stock Split.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

You are urged to read carefully the entire document and the other documents to which this information statement refers in order to fully understand the acquisition and the related transactions. See “Where You Can Find Additional Information” beginning on page 27.

Summary of the Acquisition Agreement and Acquisitions

We are currently authorized to issue 500,000,000 shares of common stock. As disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 23, 2015, as amended by the Current Report on Form 8-K/A-1 filed on March 2, 2016, (collectively referred to herein as the “Current Report as amended”), on November 23, 2015, BMBM and Mr. Turlov entered into the Acquisition Agreement. Under Nevada corporate law and our Articles and By-Laws, approval of and entry into the Acquisition Agreement was within the authority of the Board, and did not require shareholder approval. Pursuant to the Acquisition Agreement, we agreed to issue sufficient shares of BMBM to Mr. Turlov such that after giving effect to the acquisitions contemplated in the Acquisition Agreement, Mr. Turlov would own up to 95% of our issued and outstanding common stock, which together with the number of shares of common stock issued and outstanding as of November 23, 2015, would exceed our total authorized common stock.

The transactions contemplated in the Acquisition Agreement were negotiated at arm’s-length. Prior to entering the Acquisition Agreement there was no relationship between BMBM and Mr. Turlov. Following the November 23, 2015 closing, Mr. Turlov was appointed as BMBM’s Chief Executive Officer and Chairman of the Board. He continues to hold those positions through the date of this Information Statement.

The Acquisition Agreement provides for the acquisition by BMBM of all of the outstanding equity interests of three entities wholly owned by Mr. Turlov in exchange for what will constitute 95% of our outstanding common stock after giving effect to the transactions contemplated in the Acquisition Agreement. The entities we have acquired or will acquire pursuant to the Acquisition Agreement include FFIN Securities, Inc., a Nevada corporation (“FFIN”), Freedom RU and Freedom CY. Freedom RU is engaged in the securities brokerage and financial services business in Russia. Freedom RU has several wholly-owned subsidiaries, including JSC Freedom Finance, a Kazakhstan joint stock company (“Freedom KZ”), LLC FFIN Bank, a Russian limited liability company, (“FFIN Bank”), LLC First Stock Store, a Russian limited liability company, (“FSS”) and Branch Office of LLC Freedom Finance Company in Kazakhstan, a Kazakhstan limited liability company (“KZ Branch”). Freedom KZ is engaged in the securities brokerage and financial services business in Kazakhstan. FFIN Bank is engaged in the banking business in Russia. FSS provides an online securities marketplace to retail brokerage customers in Russia. KZ Branch serves as the representative office of Freedom RU in Kazakhstan. Unless otherwise specifically indicated or as is otherwise contextually required, references herein to the “Freedom Companies” includes Freedom RU and its wholly owned subsidiaries, Freedom KZ, FFIN Bank, FSS and KZ Branch. Freedom CY engages in the securities brokerage and financial services business in Cyprus. The Acquisition Agreement provides for the acquisitions of FFIN, Freedom RU and Freedom CY in a single, unified transaction with one or more separate closings. For additional information regarding the Acquisition Agreement, BMBM, FFIN, Freedom RU and Freedom CY see “Description of the Acquisitions” beginning on page 10 of this Information Statement and “Description of the Business of BMBM, Freedom RU and Freedom CY” beginning on page 11 of this Information Statement.

Potential Impact on the Market Price of and the Market for our Common Stock

In approving the Reverse Stock Split, the Board and the Consenting Shareholder also considered the possibility that the Reverse Stock Split could increase the market price of our common stock to enhance our ability to meet the initial listing requirements of a national securities exchange, and make our common stock more attractive to a broader range of institutional and other investors. In addition to potentially increasing the market price of our common stock, the Reverse Stock Split could also reduce certain of our costs and may facilitate trading or reduce other costs, as discussed below.

We believe that the Reverse Stock Split may enhance our ability to obtain a listing on the New York Stock Exchange MKT (the “NYSE MKT”) or one of the NASDAQ markets (“NASDAQ”). One of the NYSE MKT and NASDAQ listing requirements is that the bid price of our common stock is at a specified minimum price per share. Reducing the number of outstanding shares of our common stock could, absent other factors, increase the per share market price of our common stock, although we do not anticipate our minimum bid price would, following the Reverse Stock Split, exceed or remain over the minimum bid price requirement of any such stock exchange solely as a result of the Reverse Stock Split.

Additionally, we believe an increase in price that could accompany the Reverse Stock Split would make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split could make our common stock a more attractive and cost-effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split will result in the intended benefits described above, that the market price of our common stock will increase (proportionately to the reduction in the number of shares of our common stock after the Reverse Stock Split or otherwise) following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split could be lower or higher than the total market capitalization before the Reverse Stock Split.

Accordingly, for these reasons, the Board and the Consenting Shareholder believe that effecting the Reverse Stock Split is in the best interests of the Company and its stockholders.

Procedure for Implementing the Reverse Stock Split

The effective date of the Reverse Stock Split will be the date of the filing of a Certificate of Amendment to our Articles of Incorporation (the “Amendment”) with the Secretary of State of the State of Nevada (the “Split Effective Date”). A copy of the Amendment is attached as Annex A to this Information Statement. The exact timing of the filing of the Amendment will be determined by the Board, but in no event shall such Amendment be filed until at least 20 days after the mailing of this Information Statement to our stockholders. Moreover, effectuation of the Reverse Stock Split on the OTC Pink Market by FINRA may or may not coincide with the Split Effective Date.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Based on the one-share-for-twenty-five-shares (1:25) ratio of the Reverse Stock Split, twenty-five shares of our currently issued and outstanding common stock will be combined into one new share of our common stock. Based on the 490,000,000 shares of common stock issued and outstanding as of July 28, 2017, immediately following the Reverse Stock Split the Company would have approximately 19,600,000 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares). Fractional shares will not be issued. Instead, we will issue a full share of post-Reverse Stock Split common stock to any stockholder who would have been entitled to receive a fractional share of common stock as a result of the Reverse Stock Split.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in BMBM, except to the extent the Reverse Stock Split would result in fractional shares, as described above. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power, except to the extent the Reverse Stock Split would result in fractional shares, as described above.

The Reverse Stock Split will result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Because the total number of authorized shares of common stock is not being reduced from 500,000,000 in the Reverse Stock Split, the ability of the Board to issue authorized and unissued shares without further stockholder action will be significantly increased. Other than as described in this Information Statement, we currently have no firm commitments or arrangements to issue these additional authorized shares. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

The additional shares of common stock that will become available for issuance following the Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent changes in control or of our management. For example, without further stockholder approval, the Board could sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board.

The Reverse Stock Split is not being effected in response to any effort of which we are aware to accumulate shares of our common stock or obtain control, nor is it part of a plan by management to recommend a series of similar amendments to our Board and shareholders. The Board does not intend to use the Reverse Stock Split as a part of or as a first step in a “going private” transaction pursuant to Rule 13e-3 under the Exchange Act.

After the Split Effective Date, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number. CUSIP numbers are used to identify equity securities. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. We expect that our common stock will continue to be quoted on the OTC Pink Market or other applicable tiers of the OTC markets, subject to any decision of our Board to seek listing of our securities on a stock exchange and approval by such exchange of the listing.

No Exchange of Stock Certificates Required

The reduction in the number of our issued and outstanding shares of common stock as a result of the Reverse Stock Split will occur automatically without any additional action on the part of our shareholders.

Upon the reverse split becoming effective, stockholders (at their option and at their expense) may exchange their stock certificates representing pre-reverse split common shares for new certificates representing post-reverse split common shares but, stockholders are not required to exchange their stock certificates as a result of the Reverse Stock Split. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal.

We intend to treat stockholders holding shares of our common stock in “street name” (that is, through a bank, broker or other nominee) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding shares of our common stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a bank, broker or other nominee, and you have any questions in this regard, we encourage you to contact your nominee.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNLESS REQUESTED TO DO SO.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Proportionate adjustments are generally required to be made to the number of shares reserved for future issuance under our 2009 Equity Incentive Plan, as well as the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options or convertible securities entitling the holders to purchase or convert into shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options or convertible securities upon exercise or conversion, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted, subject to our treatment of fractional shares. There are currently no awards outstanding under the 2009 Equity Incentive Plan. Further, as discussed below, the Board has resolved that the 2009 Equity Incentive Plan shall terminate as of the effective date of the Freedom Holding Corp. 2018 Equity Incentive Plan.

The Board will determine the date the Freedom Holding Corp. 2018 Equity Incentive Plan shall become effective (the “Plan Effective Date”), which in no event shall occur prior to the Split Effective Date. Therefore, the 5,000,000 shares authorized for issuance under the Freedom Holding Corp. 2018 Equity Incentive Plan will not be subject to proportionate adjustment.

Accounting Matters

This proposed Amendment will not affect the par value of our common stock. As a result, as of the Split Effective Date, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment), or (iv) persons who are not a U.S. holder. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Information Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the reverse stock split, except for a stockholder receiving an additional share of common stock in lieu of a fractional share (as described below). The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore, excluding the basis of the fractional share, and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged.

No gain or loss will be recognized by us as a result of the Reverse Stock Split. A stockholder who receives one whole share of common stock in lieu of a fractional share generally may recognize gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which the stockholder was otherwise entitled. Our view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should not rely on the foregoing and may wish to consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

CORPORATE NAME CHANGE

On July 28, 2017, the Board and the Consenting Shareholder approved a change in the name of the corporation from BMB Munai, Inc. to “Freedom Holding Corp.”, or such other name as the Board may deem appropriate (the “Corporate Name Change”) which we believe more accurately reflects our current business.

Procedure for Implementing the Corporate Name Change

The effective date of the Corporate Name Change will be the date of the filing of the Amendment with the Secretary of State of the State of Nevada. The exact timing of the filing of the Amendment will be determined by the Board, but in no event shall such Amendment be filed until at least 20 days after the mailing of this Information Statement to our stockholders. As a result of the Corporate Name Change, we plan to request a change to our stock ticker symbol on the OTC Pink Markets to something that will more closely reflect our new name. The change in our stock ticker symbol may or may not coincide with the effective date of the Corporate Name Change.

THE FREEDOM HOLDING CORP. 2018 EQUITY INCENTIVE PLAN

DESCRIPTION OF THE FREEDOM HOLDING CORP. 2018 EQUITY INCENTIVE PLAN

A copy of the Freedom Holding Corp. 2018 Equity Incentive Plan, (the “Plan”) is attached to this Information Statement as Annex B. The Plan was approved by the Board and the Consenting Shareholder on July 28, 2017 and shall become effective on Plan Effective Date.

The Company has previously provided equity incentive under its 2009 Equity Incentive Plan. No awards are currently outstanding under that plan, and the Board has resolved that the 2009 Equity Incentive Plan shall terminate as of the Plan Effective Date. The Company has no other equity incentives plans.

Under the Plan our employees, officers, directors and other individuals or entities may be awarded grants and options to purchase shares of our common stock. The term of the Plan shall be ten (10) years.

The Plan permits the granting of 5,000,000 shares of common stock. No awards or grants have been awarded or granted under the Plan and the Board is not currently considering any awards or grants under the Plan. The aggregate number of shares of common stock that may be issued to any individual or entity that have been granted an award under the Plan shall not exceed twenty percent (20%) of the aggregate number of shares referred to in the preceding sentence. The total number of shares issuable upon exercise of all outstanding options shall not exceed a number of shares which is equal to thirty percent (30%) of our then outstanding shares. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an award or grant. To the extent an award or grant lapses or the rights of its holder or grantee terminate, any shares of common stock subject to such award or grant shall again be available for the grant of an award or making of a grant. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment, as provided in the Plan, with respect to shares of common stock subject to options then outstanding, provided however, that the number of shares authorized for grant under the Plan shall not be subject to adjustment in connection with the Reverse Stock Split, because the Plan will not become effective until after the Reverse Stock Split.

An incentive stock option award made pursuant to the Plan may be granted only to an individual who, at the time of grant, is an employee of the Company, a parent corporation or a subsidiary. An award of an option which is not an incentive stock option or a grant of common stock may be made to an individual or entity who, at the time of award or grant, is an employee of the Company, a parent corporation or a subsidiary, or to an individual or entity who has been identified by the Board to receive an award or grant due to their contribution or service to the Company.

The term of each option granted under the Plan shall be specified at the time of grant, but in no event shall any option granted under the Plan be exercisable more than one hundred and twenty (120) months from the date it is granted. The Plan provides certain guidelines for the granting of “Incentive Stock Options” under the provisions and subject to the limitations of Section 422 of the Internal Revenue Code. Incentive Stock Options and other options must be awarded at a price equal to one hundred percent (100%) of the fair market value of the common stock on the date that the option is granted. Further, no Incentive Stock Option may be granted to an employee owning common stock having more than 10% of the voting power of the Company unless the option price for such employee's option is at least 110% of the fair market value of the common stock subject to the option at the time the option is granted and the option is not exercisable after the expiration of five years from the date of granting.

Administration of the Plan

The Plan shall be administered by the Board in compliance with Securities Exchange Act Rule 16b-3. The Plan is administered under the direction of the Board and/or the compensation committee of our Board with the assistance of certain designated officers as determined by the Board or committee. Members of the Board shall abstain from participating in and deciding matters which directly affect their individual ownership interests under the Plan.

Subject to the provisions of the Plan, the Board or compensation committee determines the recipients who will receive awards under the Plan. The amount, terms, rules and procedure associated with any award shall be determined by the Board or compensation committee as it deems proper. The Board is authorized in its sole discretion, exercised in a nondiscriminatory manner, to construe and interpret the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award or Grant, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board.

U.S. Federal Income Tax Consequences

The following is a brief description of the U.S. federal income tax treatment that will generally apply to awards granted under the Plan, based on U.S. federal income tax laws in effect on the date hereof. The exact U.S. federal income tax treatment of awards will depend on the specific nature of the award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, as restricted or unrestricted stock, as a cash payment, or otherwise. Recipients of options or other awards should not rely on this discussion for individual tax advice, as each recipient’s situation and the tax consequences of any particular award will vary depending on the specific facts, circumstances and taxing jurisdiction involved. Each recipient is advised to consult his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

Grant of Options. An optionee will not recognize any taxable income at the time an option is granted and the Company will not be entitled to a federal income tax deduction at that time.

Exercise of ISOs. No ordinary income will be recognized by a holder of an ISO at the time of exercise. The excess of the fair market value of the Shares at the time of exercise over the aggregate option exercise price will be an adjustment to alternative minimum taxable income for purposes of the federal “alternative minimum tax” at the date of exercise. If the optionee holds the Shares purchased for the greater of two years after the date the option was granted and one year after the acquisition of such Shares, the difference between the aggregate option price and the amount realized upon disposition of the Shares will constitute a long term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction.

If the Shares acquired upon exercise of an ISO are disposed of in a sale, exchange or other “disqualifying disposition” within two years after the date of grant or within one year after the date of exercise, an optionee will realize taxable ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Shares purchased at the time of exercise over the aggregate option exercise price or (ii) the excess of the amount realized upon disposition of such Shares over the option exercise price. The Company will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the optionee. The excess, if any, of the amount realized upon disposition of the Shares in a disqualifying disposition over the fair market value of the Shares at the time of exercise will constitute capital gain.

Exercise of Non-Qualified Options. Taxable ordinary income will be recognized by the holder of an option that does not qualify as an ISO (a “non-qualified option”) at the time of exercise, in an amount equal to the excess of the fair market value of the Shares purchased at the time of such exercise over the aggregate option exercise price. The Company will be entitled to a federal income tax deduction equal to that amount. An optionee will generally recognize a taxable capital gain or loss based upon the difference between the per share fair market value at the time of exercise and the per share selling price at the time of a subsequent sale of the shares. The capital gain or loss will be short term or long term depending on the period of time the shares are held by the optionee following exercise.

Incentive Bonus. An eligible person receiving an Incentive Bonus grant will not recognize income, and the Company will not be allowed a deduction, at the time the grant is made as long as the Incentive Bonus is subject to a substantial risk of forfeiture. When the Incentive Stock is no longer subject to a substantial risk of forfeiture and the recipient receives payment in cash or Shares, the amount of cash and the fair market value of the Shares received will be ordinary income to the recipient. The Company will be entitled to a federal income tax deduction equal to that amount.

Incentive Stock. An eligible person receiving a grant of Incentive Stock that is not subject to vesting restrictions generally will recognize ordinary income (and the Company will be entitled to a deduction) upon the receipt of shares at the end of the performance period relating to such Incentive Stock award equal to the excess of the fair market value of the Shares received at such time over the purchase price, if any.

If an Incentive Stock award consists of the grant of restricted Shares that vest over time, then the recipient will not recognize income when the restricted shares are received, unless the recipient makes the election described below. While the restrictions are in effect, the recipient will recognize compensation income equal to the amount of the dividends received and the Company will be allowed a deduction in a like amount.

When the restrictions on the Shares are removed or lapse, the excess of fair market value of such Shares on the date the restrictions are removed or lapse over the amount paid by the recipient for the Shares will be ordinary income to the recipient. The Company will be entitled to a federal income tax deduction equal to that amount. Upon disposition of the Shares, the gain or loss recognized by the recipient will be treated as a capital gain or loss. The capital gain or loss will be short term or long term depending upon the period of time the Shares are held by the participant following the removal or lapse of the restrictions.

If a Section 83(b) election is filed by the recipient with the Internal Revenue Service within 30 days after the date of grant of restricted Incentive Stock, then the recipient will recognize ordinary income and the holding period will commence as of the date of grant. The amount of ordinary income recognized by the recipient will equal the excess of the fair market value of the shares as of the date of grant over the amount paid by the recipient for the Shares. The Company will be entitled to a deduction in a like amount. If such election is made and the recipient thereafter forfeits the restricted Shares, the recipient may be entitled to a capital loss.

Miscellaneous Rules. Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award or any applicable withholding tax obligations under the Plan by delivering previously owned Shares or by reducing the number of Shares otherwise issuable pursuant to the award. The surrender or withholding of such Shares will in certain circumstances result in the recognition of income with respect to such Shares or a carry-over basis in the Shares acquired, and may constitute a disqualifying disposition with respect to ISO shares.

As described above, the terms of the agreements pursuant to which specific awards are made to participants under the Plan may provide for accelerated vesting or payment of an award in connection with a Change in Control. In that event and depending on the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any excess parachute payments and the Company will be denied any deduction with respect to such payments. Participants in the Plan should consult their tax advisors as to whether accelerated vesting of an award in connection with a Change in Control would give rise to an excess parachute payment.

Withholding Taxes. No withholding taxes are payable in connection with the grant of any stock option or the exercise of an ISO. However, withholding taxes must be paid at the time of exercise of any non-qualified option. In respect of all other awards, withholding taxes must be paid whenever the participant recognizes income for tax purposes.

Changes in Plan

The Plan may be terminated, suspended, or modified at any time by the board, but no amendment increasing the maximum number of shares for which options may be granted (except to reflect a stock split, stock dividend or other distribution), reducing the option price of outstanding options, extending the period during which options may be granted, otherwise materially increasing the benefits accruing to optionees or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of the Company’s shareholders. No termination, suspension or modification of the Plan shall adversely affect any right previously acquired by the grantee or other beneficiary under the Plan.

The foregoing description of the Plan is only a summary of the Plan and is qualified in its entirety by reference to the Freedom Holding Corp. 2018 Equity Incentive Plan, a copy of which is attached as Annex B to this proxy statement.

DESCRIPTION OF THE ACQUISITIONS

Acquisition of FFIN

As disclosed in the Current Report as amended, on November 23, 2015, we closed the acquisition of FFIN in exchange for 224,551,913 shares of our common stock, which constituted approximately 80.1% of our then issued and outstanding common stock after giving effect to that acquisition. As a result, Mr. Turlov became our largest shareholder and FFIN became our wholly owned subsidiary.

We did not close the acquisitions of Freedom RU and Freedom CY in November 2015, because a number of the closing conditions necessary to complete those acquisitions had not been satisfied, including but not limited to, (i) the preparation and delivery of the Freedom RU and Freedom CY audited financial statements prepared in accordance with U.S. GAAP and U.S. GAAS, (ii) receipt of required regulatory approvals in Kazakhstan, Russia and Cyprus, and (iii) BMBM having insufficient authorized by unissued common stock to issue to Mr. Turlov the amount of stock agreed in the Acquisition Agreement.

Acquisition of Freedom RU

As disclosed in our Annual Report on Form 10-K for the fiscal year ended March 31, 2017, filed with the Commission on June 30, 2017 (the “Annual Report on Form 10-K”), on June 29, 2017, BMBM and Mr. Turlov closed the acquisition of Freedom RU. As noted above, pursuant to the terms of the Acquisition Agreement, in exchange for Mr. Turlov’s 100% equity interest in Freedom RU, we agreed to issue Mr. Turlov 13% of our issued and outstanding common stock, such that after giving effect to the acquisition of Freedom RU, Mr. Turlov would own 93% of our then issued and outstanding common stock. As we had insufficient authorized but unissued common stock to deliver the agreed upon consideration to Mr. Turlov at the closing, as an accommodation to facilitate the closing, Mr. Turlov agreed to accept a partial issuance of 209,660,533 shares of our common stock and to defer issuance of the balance of the shares agreed to until such time as we complete a reverse stock split, to provide sufficient additional shares to issue Mr. Turlov the percentage agreed in the Acquisition Agreement. The required regulatory approvals to effect the transfer of Freedom RU have been received.

Following completion of the Reverse Stock Split, to satisfy our obligation under the Acquisition Agreement in connection with the acquisition of Freedom RU, we will issue additional shares to Mr. Turlov to increase his ownership interest in our common stock to 93% of our then issued and outstanding post-Reverse Stock Split shares of common stock. Until giving effect to the Reverse Stock Split, we cannot determine the exact number of additional shares that will be issued to Mr. Turlov following completion of the Reverse Stock Split because we cannot determine with certainty how many shares will be issued to give effect to the rounding up of fractional shares created by the Reverse Stock Split. However, without giving effect to the treatment of fractional shares, we anticipate the number of post-Reverse Stock Split shares of common stock that would be issued to Mr. Turlov would be approximately 12,278,602.

Acquisition of Freedom CY

We continue to make progress in our efforts to close the acquisition of Freedom CY. We continue to work with the Cyprus Securities and Exchange Commission (“CySEC”) to obtain the necessary regulatory approvals to effect the transfer ownership of Freedom CY to BMBM. At this time, we cannot predict with certainty if and/or when the required regulatory approvals will be granted. Pursuant to the Acquisition Agreement, in exchange for Mr. Turlov’s 100% equity interest in Freedom CY, we agreed to issue Mr. Turlov 2% of our issued and outstanding common stock, such that after giving effect to the acquisitions of FFIN, Freedom RU and Freedom CY, as contemplated in the Acquisition Agreement, Mr. Turlov would own 95% of our then issued and outstanding common stock.

DESCRIPTION OF THE BUSINESS OF BMBM, FREEDOM RU AND FREEDOM CY

BMBM

BMBM was originally incorporated in the State of Utah in 1981. From 2003 to 2011, BMBM’s business activities focused on oil and natural gas exploration and production in the Republic of Kazakhstan. On November 23, 2015, we entered into the Acquisition Agreement with Mr. Turlov, with the intent to build an international, broadly based brokerage and financial services firm to meet the growing demand from an increasing number of investors in Russia and Kazakhstan for access to the financial opportunities, relative stability, and comprehensive regulatory reputation of the U.S. securities markets.

Pursuant to the Acquisition Agreement, BMBM acquired FFIN from Mr. Turlov. FFIN was established to serve primarily foreign clients referred from the Freedom RU and Freedom KZ as part of a strategy to provide these clients with access to the U.S. securities markets through a single integrated financial services firm. In December 2015, FFIN applied to become a member of FINRA and a licensed securities broker-dealer with the Commission. This application was subsequently withdrawn in 2016. Through the date of this Information Statement, FFIN has not resubmitted its new membership application to FINRA. We continue to believe licensure as a securities broker-dealer in the U.S. may be a valuable component of our business strategy and we continue to evaluate the cost benefit, likelihood of success and appropriate timing of another application, or to otherwise become a licensed securities broker-dealer in the U.S.

As disclosed above, on June 29, 2017, BMBM and Mr. Turlov closed the acquisition of Freedom RU. With the closing of the acquisition of Freedom RU, as of June 30, 2017, we had approximately 310 total employees, including 273 full-time employees.

We believe Freedom RU and Freedom CY serve an emerging capitalistic and investing segment of the economies of Russia and Kazakhstan that is interested in saving, investing, and diversifying risk through foreign investment. Under the existing regulatory regimes in Russia and Kazakhstan, Freedom RU and Freedom KZ are limited in their ability to grant their customers access to the U.S. securities markets. Currently, many of the customers of Freedom RU and Freedom KZ access the U.S. securities markets through Freedom CY.

We are seeking a sustainable, long-term strategy to allow the Freedom RU customer base in Russia and Kazakhstan to participate in the U.S. markets because of what we perceive to be the growing disfavor of omnibus clearing accounts for foreign financial institutions among regulators and U.S. financial institutions as well as customer concerns that Freedom RU exposes them to attendant political, regulatory, currency, banking, and economic risks and uncertainties in their respective countries of operation. With the closing of the acquisition of Freedom RU, our principal executive offices are now located at Office 1704, 4B Building, “Nurly Tau” BC, 17 Al Farabi Ave., Almaty, Kazakhstan 050059, its telephone number is +7 727 311 10 64.

The Freedom Companies

Unless otherwise specifically indicated or as is otherwise contextually required, references herein to the “Freedom Companies” includes Freedom RU, including its wholly own subsidiaries, Freedom KZ, FFIN Bank, FSS and KZ Branch.

Since the organization of Freedom RU in 2010 and the acquisitions of Freedom KZ, FFIN Bank and FSS, they have serviced a growing customer base with increasing amounts invested. Freedom RU and Freedom KZ together have approximately 33,000 total customer accounts. FFIN Bank has approximately 400 total active customer accounts, with total deposits of approximately $3.5 million. The customers of the Freedom RU and Freedom KZ typically execute approximately 25,000 transactions per month, with an aggregate transaction value of approximately $1 billion. The customers of Freedom RU and Freedom KZ range from retail traders that frequently execute large transactions to relatively small, inactive accounts that hold securities positions long-term. In the preceding year, approximately 80% or more of the aggregate trading dollar volume was generated by about two dozen margin day traders. The Freedom RU and Freedom KZ customers principally invest in exchange-traded securities. The customers of FFIN Bank are generally individuals. Approximately 77% of the FFIN Bank customers are also Freedom RU customers.

For the fiscal years ended March 31, 2017 and 2016, the Freedom Companies had consolidated profits of approximately $7.3 million and $9.2 million, respectively on revenues of about $19.4 million and $17.3 million, respectively. As of March 31, 2017 and 2016, the consolidated total assets of the Freedom Companies were approximately $111.7 million and $39.1 million. Collectively, as of June 30, 2017, the Freedom Companies employed approximately 130 people in Russia and 140 people in Kazakhstan.

In recent years, the Freedom Companies have pursued an aggressive growth strategy both in terms of customer acquisition and business acquisitions. We anticipate this will continue as the Freedom Companies seek to expand the footprint of their brokerage, banking and financial services business in Russia, Kazakhstan and other markets.

Freedom RU

Freedom RU provides financial services in the Russian Federation in accordance with the Russian government’s open-ended licenses for brokerage, dealer, and depository operations and for activities in securities management. The Federal Financial Markets Service of Russia and the Central Bank of the Russian Federation provide governmental regulation of company operations and the protection of the interests of its customers.

Freedom KZ

Freedom RU acquired Freedom KZ in 2013 from unrelated parties. When Freedom RU acquired Freedom KZ, it was controlled by Korean nationals and principally facilitated Korean investment in Kazakhstan. Freedom KZ provides professional services in the capital markets. Since 2006, Freedom KZ has been a professional participant of the Kazakhstan Stock Exchange, which enables it to manage investment portfolios for its clients. Freedom KZ is regulated by the Committee for the Control and Supervision of the Financial Market and Financial Organizations of the National Bank of the Republic of Kazakhstan.

FFIN Bank

Freedom RU purchased a 10% interest in FFIN Bank in March 2015, and acquired the remaining 90% interest in FFIN Bank in April 2016. FFIN Bank has a license issued by the Central Bank of the Russian Federation for execution of banking operations in rubles and foreign currencies for individuals and legal entities and is regulated by the Central Bank. In accordance with federal law in Russia, the Deposit Insurance Agency of Russia insures 100% of deposits of individuals up to 1.4 million Russian rubles. FFIN Bank derives revenue from providing banking services, including money transfers, foreign currency exchange operations, interbank lending and deposits. Currently, FFIN Bank’s operation is focused on servicing the brokerage customers of Freedom RU. FFIN Bank is an authorized Visa/MasterCard issuer, and has introduced internet banking and mobile applications for Android/iOS for companies and individuals. In addition FFIN Bank has completed development of several investment and structured banking products (insured deposits with option feature and currency risk hedging products.) We anticipate FFIN Bank will continue to expand the banking services it provides to the customers of FFIN bank and Freedom RU. We also anticipate geographical expansion of FFIN Bank to complement Freedom RU locations.

First Stock Store

FSS was launched to be the first online securities marketplace for retail customers in Russia. FSS was launched to attract new brokerage clients for Freedom RU by providing a medium for individual investors to buy and sell securities traded on the Russian and US stock exchanges. The Company considers FSS to currently be one of the most dynamic fin tech projects in the Russian Federation. With the addition of the FSS project, Freedom RU is currently adding approximately 600 customer accounts each month.

KZ Branch

KZ Branch serves as the representative office of Freedom RU in Kazakhstan.

Freedom CY

Freedom CY was organized in August 2013 and completed its regulatory licensing in May 2015. In 2016 Freedom CY activated its licenses to receive, transmit and execute customer orders, establish custodial accounts, engage in foreign currency exchange services and margin lending. Freedom CY is in the process of obtaining its dealer license to trade its own investment portfolio. Freedom CY provides transaction handling and intermediary services to Freedom RU and Freedom KZ and is regulated by the CySEC.

PROPERTIES

With the closing of the Freedom RU acquisition, our principal executive office are now located at Office 1704, 4B Building, “Nurly Tau” BC, 17 Al Farabi Ave. Almaty, Kazakhstan 050059. The Freedom Companies also maintain a securities brokerage branch at this location. This lease expires in December 2017. As of June 29, 2017, the Freedom Companies also lease 13 other securities brokerage branch locations in Kazakhstan, one administrative office for their securities brokerage and banking operations in Russia, 12 securities brokerage branch locations and two bank branch locations in Russia, and our two locations in Salt Lake City, Utah. The lease terms for these offices range from month-to-month to year-to-year and expire at various dates through December 2019. Monthly lease payment obligations as of June 30, 2017 were approximately $104,000. All locations are leased. We believe these offices are suitable and adequate.

LEGAL PROCEEDINGS

In the normal course of our business, and the businesses of the Freedom Companies and Freedom CY lawsuits and claims may be brought against us and our subsidiaries. While the ultimate outcome of these proceedings cannot be predicted with certainty, our management, after consultation with legal counsel representing us in these proceedings, does not expect that the resolution of these proceedings will have a material effect on our financial condition, results of operations or cash flows.

FINANCIAL STATEMENTS AND PRO FORM FINANCIAL INFORMATION

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The Audited Consolidated Financial Statements of BMBM for the years ended March 31, 2017 and 2016, are attached to this Information Statements as Annex C and are incorporated herein by this reference.
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The Audited Consolidated Financial Statements of Freedom RU for the years ended March 31, 2017 and 2016, are attached to this Information Statements as Annex D and are incorporated herein by this reference.
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The Audited Financial Statements of the Freedom CY for the years ended March 31, 2017 and 2016, are attached to this Information Statements as Annex E and are incorporated herein by this reference.
●
Unaudited Pro Forma Condensed Combined Financial Statements for the years ended March 31, 2017 and 2016 of BMBM, Freedom RU and Freedom CY, are attached to this Information Statements as Annex F and are incorporated herein by this reference.

MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The management discussions and analysis of the financial condition and results of operations of BMBM, Freedom RU and Freedom CY are provided below. These discussions summarize the significant factors affecting the consolidated operation results, financial condition, liquidity and capital resources of each entity during the fiscal years ended March 31, 2017 and 2016.

Each of the following discussions and analyses should be read in conjunction with, and are qualified in their entirety by the audited annual financial statements of the entity and the related notes thereto included in Annexes C, D, and E, respectively, to this Information Statement.

The following management discussions and analysis of BMBM, Freedom RU and Freedom CY may contain forward-looking statements that are not historical in nature but concern forecasts of future results, business plans, analyses, prospects, strategies, objectives and other matters that may be deemed to be “forward-looking statements” under the federal securities laws. Such forward-looking statements are identified by words such as “anticipate,” “estimate,” “believe,” “expect,” “could,” “forecast,” “may,” “intend,” “plan,” “predict,” “project” and similar terms and expressions.

BMBM cannot guarantee that any forward-looking statement will be realized, although BMBM does believe that the assumptions underlying such forward-looking statements are reasonable. Achievement of future results is subject to risks and uncertainties, many of which are beyond the control of BMBM, Freedom RU and Freedom CY, which could cause results to differ materially from those that are presented.

Important factors that could cause actual results to differ materially from those presented or implied in a forward-looking statement include, without limitation: the ability of Freedom RU and Freedom CY to comply with the extensive and pervasive regulatory requirements in the various jurisdictions where they operate; volatility of the capital markets and in economic conditions generally; the ability of Freedom CY to maintain a satisfactory clearing arrangement in the U.S. with a qualified clearing firm with the necessary licenses and clearing relationships; the ability of Freedom RU to profitably invest its own funds; a possible lack of interest by foreign investors to invest in securities of U.S. publicly traded companies; the ability of Freedom RU and Freedom CY to manage growth and to attract and retain key management and other properly licensed and experienced personnel to satisfy applicable regulatory standards; the ability of Freedom RU and Freedom CY to maintain adequate capitalization; and other factors identified under Item 1A: Risk Factors in the Company's Annual Report on Form 10-K.

Caution should be taken not to place undue reliance on Grainger's forward-looking statements and Grainger undertakes no obligation to publicly update any of its forward-looking statements, whether as a result of new information, future events or otherwise.

BMBM

All amounts presented in this discussion are presented in US dollars unless otherwise stated.

Overview

On June 29, 2017, we closed the acquisition of Freedom RU and its wholly-owned subsidiaries, including their securities brokerage, financial services and banking businesses in Russia and Kazakhstan, as we continue our efforts to build an international broadly based brokerage and financial services firm. We continue to work with Cyprus securities authorities to obtain the required regulatory approvals to transfer ownership of Freedom CY to BMBM.

Because the acquisition of Freedom RU did not close until after March 31, 2017, our fiscal year end, unless otherwise specifically indicated or as is otherwise contextually required, the discussion included herein reflects the results of operations and financial condition of BMBM as of March 31, 2017, prior to closing the acquisition of Freedom RU.

Results of Operations

The years ended March 31, 2017 and 2016.

Revenue

We did not generate any revenue during the years ended March 31, 2017 and 2016.

Expenses

Operating Expenses. During the fiscal years ended March 31, 2017 and 2016, operating expenses included professional fees of $364,334 and $222,511, general and administrative expenses of $214,310 and $268,018, and depreciation expenses of $3,330 and $3,305, respectively. Professional services mainly included legal, consulting, and accounting fees incurred in connection with the planned acquisition of the Freedom Companies. General and administrative expenses were comprised of payroll and related payments, rent expenses, and office supplies. Operating expenses were higher in the fiscal year ended March 31, 2017, compared to the fiscal year ended March 31, 2016, primarily because we incurred more legal and consulting services in connection with FFIN’s new membership application to FINRA. With the closing of the acquisition of Freedom RU during the first fiscal quarter of 2018, we anticipate operating expenses to be higher, as a result of the increased size of our operations, during fiscal 2018.

Loss from Operations. During the fiscal years ended March 31, 2017 and 2016, we recognized losses from operations of $581,974 and $493,834, respectively. As discussed above, our loss from operations was higher during the fiscal year ended March 31, 2017, than the fiscal year ended March 31, 2016, primarily because of the increase in professional services. With the closing of the acquisition of Freedom RU during the first fiscal quarter of 2018, we anticipate we will begin to realize revenue from the operations of Freedom RU commencing in the second fiscal quarter 2018. Based on current projected income and expenses, we anticipate realizing operating gains in upcoming periods commencing with the second fiscal quarter 2018.

Total Other Income. During the fiscal year ended March 31, 2017, we recognized total other income of $3,935 compared to $1,595 during the fiscal year ended March 31, 2016. This other income resulted from interest income on our cash balances.

Net Loss. For the reasons discussed above, during the fiscal year ended March 31, 2017, we realized a net loss of $578,139, or $0.00 per share. During the fiscal year ended March 31, 2016, we realized a net loss of $491,999, or $0.00 per share. As noted above, with the closing of the acquisition of Freedom RU, we anticipate beginning to realize net income from operations commencing in the second fiscal quarter 2018. Prior to closing the acquisition of Freedom RU, BMBM was generating no operating revenue.

Liquidity and Capital Resources

Liquidity is a measurement of our ability to meet potential cash requirements for general business purposes. As of March 31, 2017, we had cash and cash equivalents of $50,537, compared to cash and cash equivalents of $99,678, at March 31, 2016.  At March 31, 2017, we had total current assets (less restricted cash) of $50,987, and total current liabilities (less deferred distribution payment) of $206,071, resulting in a working capital deficit of $155,084. By comparison, at March 31, 2016, we had total current assets (less restricted cash) of $150,053 and total current liabilities (less deferred distribution payment) of $50,329, resulting in working capital of $99,724.

During the periods covered in this management discussion and analysis, we did not generate any revenue and were reliant upon capital contributions from Mr. Turlov our CEO and chairman, to satisfy our operating expenses. For the year ended March 31, 2017, Mr. Turlov provided capital contributions to us totaling $320,000. In April 2017, Mr. Turlov provided us an additional capital contribution of $240,000.

With the closing of the Freedom RU acquisition on June 29, 2017, we anticipate that commencing in the second fiscal quarter 2018, revenue generated by Freedom RU will be sufficient to meet our liquidity and capital resources needs.

Regulatory requirements applicable to the Freedom Companies require them to maintain minimum capital levels.  Their primary sources of funds for liquidity consist of existing cash balances (i.e., available liquid capital not invested in their operating businesses), capital contributions from Mr. Turlov, gains from their proprietary investment accounts, fees and commissions, and interest income.

The Freedom Companies monitor and manage their leverage and liquidity risk through various committees and processes they have established. The Freedom Companies assess their leverage and liquidity risk based on considerations and assumptions of market factors, as well as factors specific to them, including the amount of available liquid capital (i.e., the amount of their cash and cash equivalents not invested in their operating business).

Freedom RU has pursued an aggressive growth strategy during the past several years, and we anticipate continuing efforts to rapidly expand the footprint of our brokerage and financial services business in Russia, Kazakhstan and other markets. While this strategy has led to revenue growth it also results in increased expenses and greater need for capital resources. Expansion may require greater capital resources than we currently possess.  Should we need additional capital resources, we could seek to obtain such through debt financing. Once we complete a reverse stock split, we could also seek to equity financing. We do not currently possess an institutional source of financing and there is no assurance that we could be successful in obtaining debt or equity financing when needed on favorable terms, or at all.

Cash Flows

During the fiscal years ended March 31, 2017 and 2016, we used cash primarily to pay for current expenses. See below for additional discussion and analysis of cash flow.

	Year ended March 31, 2017	Year ended March 31, 2016

Net cash used in operating activities	$(369,141)	$(538,629)
Net cash provided by investing activities	$-	$8,589,155
Net cash provided by financing activities	$320,000	$180,000

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(49,141)	$8,230,526

Net cash used in operating activities during the fiscal year ended March 31, 2017 was lower compared to 2016 due to a bigger increase in accounts payable during fiscal 2017.

During the year ended March 31, 2016, net cash provided by investing activities included $8,589,354 resulting from the acquisition of BMBM. Included in this amount is the reserve held for distribution to shareholders who have not yet claimed their distributions from the sale of the Company’s oil and gas exploration and production operations of $8,533,566.

During fiscal 2017, net cash provided by financing activities was $320,000 compared to $180,000 during the year ended March 31, 2016. All funds provided by financing activities resulted from capital contributions to the Company by Mr. Turlov. Our principal source of liquidity during the fiscal years ended March 31, 2017 and 2016, were these capital contributions from Mr. Turlov.

At March 31, 2017, unrestricted cash and cash equivalents totaled $50,537 compared to $99,678 at March 31, 2016.

Off-Balance Sheet Financing Arrangements

As of March 31, 2017, we had no off-balance sheet financing arrangements.

Critical Accounting Estimates

We believe that the following accounting policies are the most critical to aid you in fully understanding and evaluating this Management Discussion and Analysis of Financial Condition and Results of Operations.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

For details of applicable new accounting standards, please, refer to Recent accounting pronouncements in Note 2 of the audited consolidated financial statements of BMBM for the years ended March 31, 2017 and 2016 included in this Information Statement as Annex C.

Freedom RU

All amounts presented in this discussion are presented in thousands of US dollars unless otherwise stated.

Overview

Freedom RU was organized in 2010. Since that time, Freedom RU has been engaged in the securities brokerage and financial services business in the Russian Federation. In 2013, Freedom RU acquired Freedom KZ, and the securities brokerage and financial services business conducted by Freedom KZ in the Republic of Kazakhstan. In 2013, Freedom RU formed FSS as a wholly owned subsidiary. FSS is the first online securities marketplace for retail customers in Russia. In 2013, Freedom RU also formed KZ Branch to act as the representative office of Freedom RU in Kazakhstan. In 2015, Freedom RU acquired approximately a 10% interest in FFIN Bank and in 2016 Freedom RU acquired the remaining approximately 90% interest in the FFIN FFIN Bank conducts banking operations in the Russian Federation.

Results of Operations

The years ended March 31, 2017 and 2016.

Revenue

During the fiscal years ended March 31, 2017 and 2016, revenue principally included net gain on trading securities of $10,806 and $13,880, interest income of $2,002 and $1,278, fee and commission income of $4,131 and $1,832, and net gain on derivative of $1,905 and $0, respectively.

Net gain on trading securities. Net gain or loss on trading securities reflects the gains and losses of Freedom RU’s trading activities in its own proprietary trading accounts. Net gains or losses are comprised of realized and unrealized gains and losses. Gains or losses are realized by Freedom RU when it closes a position in a security and realizes a gain or a loss on that position. Gains or losses are unrealized, and reflect the increase or decrease in the value of the securities position during the period reported, if position remains open at the end of the period reported.

During the fiscal years ended March 31, 2017 and 2016, net gain on trading securities were $10,806 and $13,880, respectively. These net gains were made up of realized net gains of $5,322 and $8,692, respectively, and unrealized net gains of $5,484 and $5,188, respectively during the fiscal years ended March 31, 2017 and 2016. Net gain on trading securities was lower during fiscal 2017 primarily because of a series of losses associated with an investment by Freedom RU in shares of a top rated Russian commercial bank – Sberbank of $7,560.

Net gain on derivative. In December 2016, Freedom RU sold a derivative instrument against its Sberbank investment with a call option to a related party. The derivative instrument was sold for an upfront premium payment of $2,629 and granted the option holder the right to purchase 11.8 million shares of Sberbank on June 14, 2017, at a strike price $3.10 per share. During the year ended March 31, 2017, Freedom RU recognized a net gain on this derivative instrument of $1,905 which was measured as the difference between the consideration received from the related party option holder on December 28, 2016, and fair value of the derivative liability as of the reporting date. As of June 14, 2017, this option expired unexercised.

Interest income. During the fiscal years ended March 31, 2017 and 2016, we realized interest income mainly from two sources, interest income on trading securities and interest income on cash and cash equivalents and amounts due from banks. Interest income on trading securities consisted of interest income earned from Freedom RU’s investments in debt securities in its proprietary trading accounts. This interest income, classified as interest income on trading securities, totaled $1,346 and $428, respectively during fiscal 2017 and fiscal 2016. The increase in interest income from debt securities was primarily the result of an increased volume of investments in debt securities during fiscal 2017. Interest income on cash and cash equivalents and amounts due from banks, which included interest income from reverse repo transactions, was $651 and $845, respectively during fiscal 2017 and 2016. The decrease in interest income from cash and cash equivalents and amounts due from banks was the result of lower cash balances during the year ended March 31, 2017.

Fee and commission income. During the fiscal year ended March 31, 2017, fee and commission income increased $2,299 compared to the fiscal year ended March 31, 2016, principally as a result of increases in agency fees, commissions and fees for bank and brokerage services, and increased underwriting and market making services. Agency fees are generated when Freedom RU refers clients to other brokerage companies for services. During fiscal 2017, we realized a 27% increase in agency fees resulting from an increased volume of referrals. During fiscal 2017, fees and commissions associated with bank services increased to $1,100 from $0 during 2016. Fee and commission income increased during fiscal 2017 because FFIN Bank was in the process of moving the bank, opening new offices, arranging its capital requirements and preparing to commence operations during fiscal 2016 and commenced active operations at the beginning of fiscal 2017. Fees for bank services consist primarily of wire transfer fees, commissions for payment processing and commission for currency exchange operations. During fiscal 2017 we experienced a 145% increase in commissions and fees for brokerage services. Brokerage services commissions and fees are realized from the provision of brokerage services by Freedom RU to its customers. The increase resulted from both growth of Freedom RU’s customer base and increased client transaction volume. During fiscal 2017, Freedom RU engaged in significantly more underwriting and market making activities than during fiscal 2016, resulting in a $489 increase in fees and commissions realized from underwriting and market making services.

At the present time, Freedom RU anticipates fees and commission from brokerage services and banking services to be higher during fiscal 2018 than during fiscal 2017, but it anticipates the level of growth to be at a much lower rate than experienced during fiscal 2017 as compared to fiscal 2016. Freedom RU anticipates agency fees in fiscal 2018 will remain fairly consistent with agency fees realized during fiscal 2017. It is difficult to project what will happen with underwriting and market making fees and commissions during fiscal 2018, as this portion of Freedom RU’s business is heavily dependent on a number of factors that are beyond Freedom RU’s control, including but not limited to, the number of issuers that elect to engage in an underwritten public offering, overall market and the availability of liquidity in the market.

Expenses

During the fiscal years ended March 31, 2017 and 2016, Freedom RU’s principal expenses included operating expenses of $8,190 and $6,542, and interest expenses of $3,805 and $1,488, respectively.

Interest expenses. During the fiscal years ended March 31, 2017 and 2016, interest expenses were principally comprised of interest expense on securities repurchase agreements of $3,518 and $1,487, respectively. Interest expenses were higher in the fiscal year ended March 31, 2017, compared to the fiscal year ended March 31, 2016, primarily because Freedom RU significantly increased the volume of borrowings to fund its proprietary trading operations.

Operating expense. Freedom RU realized a 25% increase in operating expense during the fiscal year ended March 31, 2017 compared to the fiscal year ended March 31, 2016. This increase was attributable to increased payroll related expenses due to Freedom RU hiring additional employees and increased rent expenses for additional office space.

Net income. During the fiscal years ended March 31, 2017 and 2016, Freedom RU recognized net income of $7,348 and $9,160, respectively. As discussed above, Freedom RU’s net income was lower during the fiscal year ended March 31, 2017, primarily because of the increases in operating expenses and interest expenses, and the losses on trading securities.

Income tax (benefit)/provision.  During the fiscal years ended March 31, 2017 and 2016, Freedom RU recognized an income tax benefit of $524 and an income tax provision of $183, respectively. The change from an income tax provision in 2016 to an income tax benefit in 2017 was because Freedom RU realized a net loss in its Russian proprietary trading accounts during fiscal 2017, as described above, compared to a gain in fiscal 2016. Moreover, under current Kazakhstani tax legislation gains on securities traded on the Kazakhstan Stock Exchange are non-taxable. Therefore, there was no income tax expense associated with the net trading gains from Freedom KZ’s proprietary trading activities of securities traded on the Kazakhstan Stock Exchange during fiscal 2017 or 2016.

Other comprehensive income. The functional currency of the Freedom RU companies except Freedom KZ is the Russian rubles and the functional currency of Freedom KZ is Kazakhstani tenge, as it reflects the economic substance of the majority of underlying events and circumstances relevant to them. The US dollar is the presentation currency for the purposes of financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). When the financial results and financial position of Freedom RU, and its subsidiaries, are translated into the presentation currency, all resulting exchange differences are recognized in equity as accumulated other comprehensive income/(loss).

During the fiscal year ended March 31, 2017, Freedom RU recognized other comprehensive income of $4,234 compared to loss of $7,482 during the fiscal year ended March 31, 2016. This was primarily the result of foreign exchange translation adjustments, made when translating non-USD denominated assets and liabilities to USD.

Liquidity and Capital Resources

Liquidity is a measurement of an entities ability to meet potential cash requirements for general business purposes. As of March 31, 2017, Freedom RU had cash and cash equivalents of $21,780, compared to cash and cash equivalents of $7,916, at March 31, 2016.  At March 31, 2017, Freedom RU had total current assets (total assets less restricted cash, fixed assets, goodwill and deferred taxes) of $104,594, and total current liabilities (total liabilities less debt securities issued) of $64,877, resulting in a working capital surplus of $39,717. By comparison, at March 31, 2016, Freedom RU had total current assets (total assets less restricted cash, fixed assets, goodwill and deferred taxes) of $34,799 and total current liabilities (total liabilities less debt securities issued) of $13,877, resulting in working capital of $20,922.

Regulatory requirements applicable to Freedom RU require it to maintain minimum capital levels. Freedom RU’s primary source of funds for liquidity consisted of existing cash balances (i.e., available liquid capital not invested in their operating businesses), gains from proprietary trading accounts, fees and commissions, interest income and capital contributions from Mr. Turlov.

Freedom RU monitors and manages its leverage and liquidity risk through various committees and processes it has established. Freedom RU assesses its leverage and liquidity risk based on considerations and assumptions of market factors, as well as factors specific to it, including the amount of available liquid capital (i.e., the amount of their cash and cash equivalents not invested in their operating business).

Freedom RU has pursued an aggressive growth strategy during the past several years, and it is anticipated Freedom RU will continue its efforts to rapidly expand the footprint of its brokerage and financial services business in Russia, Kazakhstan and other markets. While this strategy has led to revenue growth it also results in increased expenses and greater need for capital resources. Expansion may require greater capital resources than Freedom RU currently possesses.  Should Freedom RU need additional capital resources, it could seek to obtain such through equity financing Freedom RU does not currently possess an institutional source of financing and there is no assurance that it could be successful in obtaining equity financing when needed on favorable terms, or at all.

Cash Flows

During the fiscal years ended March 31, 2017 and 2016, Freedom RU used cash primarily to pay for current expenses. See below for additional discussion and analysis of cash flow.

	Year ended March 31, 2017	Year ended March 31, 2016

Net cash provided by operating activities	$5,543	$823
Net cash (used in)/provided by investing activities	$(2,651)	$261
Net cash provided by financing activities	$10,486	$4,860
Effect of changes in foreign exchange rates on cash and cash equivalents	$2,136	$(5,483)

NET CHANGE IN CASH AND CASH EQUIVALENTS	$15,514	$461

Net cash provided in operating activities during the fiscal year ended March 31, 2017 was higher compared to 2016 due to cash received from banking and brokerage customers of $4,073 and premium received upfront for issuing a derivative security of $2,346 during fiscal 2017. During the fiscal year ended March 31, 2016, cash received from banking and brokerage customers was $1,099 and premium received upfront for issued derivative was $0.

During the year ended March 31, 2017, net cash used in investing activities included $2,771 resulting from the acquisition of 90.72% of FFIN Bank on April 12, 2016.

Net cash provided by financing activities during the fiscal year ended March 31, 2017, was higher compared to 2016 due to cash received on proceeds from the issuance of debt securities, net of repurchase of $3,088 and capital contributions from Mr. Turlov of $7,398. During the fiscal year ended March 31, 2016, cash received on proceeds from the issuance of debt securities, net of repurchase and capital contributions of Mr. Turlov were $0 and $5,599, respectively.

Off-Balance Sheet Financing Arrangements

As of March 31, 2017, Freedom RU had no off-balance sheet financing arrangements.

Critical Accounting Estimates

We believe that the following accounting policies are the most critical to aid you in fully understanding and evaluating this Management Discussion and Analysis of Financial Condition and Results of Operations.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Derivatives valuation

The derivative liabilities are measured at fair value using the Black-Scholes option pricing model. The model is based on assumptions including quoted market prices and estimated volatility factors based on historical quoted market prices for the Company’s common stock, and are classified within Level 3 of the valuation hierarchy.

In December 2016, Freedom RU sold a derivative instrument with a call option to related party, against its Sberbank investment for a $2,629 upfront premium payment. The call option in this derivative instrument granted the option holder to purchase 11.8 million shares of Sberbank on June 14, 2017, at a strike price $3.10 per share.

In December, 2016, Freedom RU entered into an agreement with a related party that had a call option feature. Freedom RU has determined fair value of call option using the Black-Scholes option valuation model based on the following key assumptions during the year ended March 31, 2017:

Term (years)	0.21
Volatility	22.31%
Risk-free rate	5%

Impairment of goodwill

As of March 31, 2017, goodwill recorded in Group's consolidated balance sheet aggregated $ 981. The Group performs an annual impairment review at least annually, unless indicators of impairment exist in interim periods. The impairment test for goodwill uses a two-step approach. Step one compares the estimated fair value of a reporting unit with goodwill to its carrying value. If the carrying value exceeds the estimated fair value, step two must be performed. Step two compares carrying value of the reporting unit to the fair value of all of the assets and liabilities of the reporting unit as if the reporting unit was acquired in a business combination. If the carrying amount of a reporting unit's goodwill exceeds the implied fair value of its goodwill, an impairment loss is recognized in an amount equal the excess. In annual goodwill impairment test the Group estimated the fair value of reporting unit based on the income approach (also known as the discounted cash flow ("DCF") method) and as a result of the test, fair value of the Group's goodwill exceeded carrying amount of reporting unit's goodwill.

Income taxes

The Group recognizes deferred tax liabilities and assets based on the difference between the financial statements and tax basis of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse. The measurement of deferred tax assets is reduced, if necessary, by the amount of any tax benefits that, based on available evidence, are not expected to be realized.

Current income tax expenses are provided for in accordance with the laws of the relevant taxing authorities. As part of the process of preparing financial statements, the Group is required to estimate its income taxes in each of the jurisdictions in which it operates. The Group accounts for income taxes using the liability approach. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their reported amounts in the financial statements at each year-end and tax loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates applicable for the differences that are expected to affect taxable income.

The Group will include interest and penalties arising from the underpayment of income taxes in the consolidated statements of operations in the provision for income taxes. As of March 31, 2017 and 2016, the Group had no accrued interest or penalties related to uncertain tax positions.

Freedom CY

All amounts presented in this discussion are presented in US dollars unless otherwise stated.

Overview

Freedom CY was incorporated in Cyprus on August 2013. The principal activities of Freedom CY are the provision of investment and ancillary services. Investment services primarily include the receipt and transmission of customers’ orders and execution of orders on behalf of clients. Ancillary services include, among other things, safekeeping and administration of financial instruments, including custodianship and related services, marginal lending, and foreign exchange services if these services are connected to providing investment services.

Results of Operations

The fiscal years ended March 31, 2017 and 2016.

Revenue

During the fiscal year ended March 31, 2017, Freedom CY activated its license for reception and transmission of clients’ orders which allows Freedom CY to open brokerage accounts for clients for the purpose of selling securities. During fiscal 2017, Freedom CY also activated its license for execution of client’s orders. During the fiscal year ended March 31, 2017, revenue included net commission income from brokerage services of $6,657. During the year ended March 31, 2016 Freedom CY did not generate any revenue because its licenses had not yet been activated.

Expenses

During the fiscal years ended March 31, 2017 and 2016, expenses included professional fees of $103,414 and 50,925, general and administrative expenses of $373,844 and $119,798, and depreciation expenses of $1,711 and $545, respectively.

Professional fees

Professional fees increased 103% during the fiscal year ended March 31, 2017 compared to the fiscal year ended March 31, 2016. This was mainly the result of increased compliance services incurred by the Company to receive additional licenses from CySEC during the year ended March 31, 2017.

General and administrative expenses

General and administrative expenses increased by $254,046 during the fiscal year ended March 31, 2017 compared to the fiscal year ended March 31, 2017. This increase principally the result of increased payroll related expenses due to Freedom CY hiring additional employees and increased rent expenses for additional office space.

Other income (expense)

During the fiscal years ended March 31, 2017 and 2016, Freedom CY recognized interest expense of $1,678 and $0, respectively, which was related to interest on loans payable to Timur Turlov in the amounts of $260,776 and $277,782, respectively. Interest of one percent per year was applied to the outstanding balance of this related party payable starting June 30, 2016, according to resolutions agreed to between Timur Turlov and Freedom CY.

Net loss

During the fiscal years ended March 31, 2017 and 2016, Freedom CY recognized net losses of $473,848 and $171,220, respectively. As discussed above, Freedom CY’s net loss was higher during the fiscal year ended March 31, 2017, primarily because Freedom CY incurred greater professional fees and general and administrative expenses resulting from the activation of its licenses and expansion of its operations during fiscal 2017.

Liquidity and Capital Resources

Liquidity is a measurement of a company’s ability to meet potential cash requirements for general business purposes. As of March 31, 2017, Freedom CY had cash and cash equivalents of $820,702, compared to cash and cash equivalents of $394,752, at March 31, 2016.  At March 31, 2017, Freedom CY had total current assets (less restricted) of $854,804, and total current liabilities (less client accounts) of $307,732, resulting in a working capital surplus of $547,072. By comparison, at March 31, 2016, Freedom CY had total current assets of $408,895 and total current liabilities of $298,513, resulting in working capital surplus of $110,382. Freedom CY has applied for licensure to trade its own investment portfolio. Upon receiving this dealer license, Freedom CY plans to trade its own investment portfolio. Freedom CY plans to apply a portion of its working capital surplus to its investment portfolio.

Regulatory requirements applicable to Freedom CY require it to maintain minimum capital levels.  Freedom CY’s primary sources of funds for liquidity consist of existing cash balances (i.e., available liquid capital not invested in their operating businesses), commissions from brokerage services and capital contributions from Mr. Turlov. For the year ended March 31, 2017, revenue from brokerage commissions was insufficient to cover Freedom CY’s operating expenses as it pursued the licensing process and worked to put in place the necessary infrastructure to become a Cypriot Investment Firm.

Freedom CY monitors and manages its leverage and liquidity risk through various processes it has established. Freedom CY assesses its leverage and liquidity risk based on considerations and assumptions of market factors, as well as factors specific to it, including the amount of available liquid capital (i.e., the amount of its cash and cash equivalents not invested in its operating business).

Cash Flows

During the fiscal years ended March 31, 2017 and 2016, Freedom CY used cash primarily to pay for current expenses. See below for additional discussion and analysis of cash flow.

	Year ended March 31, 2017	Year ended March 31, 2016

Net cash used in operating activities	$(333,803)	$(216,423)
Net cash used in investing activities	$(50,491)	$(7,581)
Net cash provided by financing activities	$959,865	$331,720
Effect of changes in foreign exchange rates on cash and cash equivalents	(19,842)	17,959

NET CHANGE IN CASH AND CASH EQUIVALENTS	$555,729	$125,675

Net cash used in operating activities during the fiscal year ended March 31, 2017 was higher compared to 2016, due to the greater net loss realized in 2017 resulting from increased general and administrative expenses and professional fees. This increase in net loss was partially offset by increases of clients account and accounts payable.

During the fiscal year ended March 31, 2017, net cash used in investing activities increased to $50,491, compared to $7,581 during the fiscal year ended March 31, 2016. This increase is primarily attributable to the purchase of software during fiscal 2017.

Net cash provided by financing activities during the fiscal year ended March 31, 2017, was higher compared to the fiscal year ended March 31, 2016, due to cash received on proceeds from the issuance of common stock of $794,010 and capital contributions from Mr. Turlov of $167,044. During the fiscal year ended March 31, 2016, capital contributions from Mr. Turlov $111,000.

Off-Balance Sheet Financing Arrangements

As of March 31, 2017, Freedom CY had no off-balance sheet financing arrangements.

Critical Accounting Estimates

Freedom CY believes that the following accounting policies are the most critical to aid you in fully understanding and evaluating this Management Discussion and Analysis of Financial Condition and Results of Operations.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
ACCOUNTING AND FINANCIAL DISCLOSURE

None of BMBM, Freedom RU or Freedom CY experienced changes in or disagreements with their respective accountants on accounting and financial disclosure during their two most recent fiscal years.

PREEMPTIVE RIGHTS

Our Articles specify that no holder of any class of our stock, whether now or hereafter authorized or outstanding, shall have any preemptive rights to subscribe for or purchase any class of our capital stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of July 28, 2017, the Company had 490,000,000 shares of common stock issued and outstanding. The following table sets forth the outstanding shares of common stock owned of record or beneficially by each person that owned of record, or was known by the Company to own beneficially, more than 5% of its issued and outstanding stock, and the name and stock holdings of each director and nominee for director, and the stock holdings of all of the executive officers and directors as a group:

Name of Person or Group(1)	Nature of Ownership	Amount	Percent

Principal Stockholders:
Timur Turlov(2)	Common Stock	434,212,446	88.6%

Directors:
Timur Turlov(2)	Common Stock	434,212,446	88.6

Jason Kerr	Common Stock	--	--

Arkady Rakhilkin	Common Stock	--	--

Leonard M. Stillman	Common Stock	--	--

Askar Tashtitov	Common Stock	480,000	*

All Executive Officers and Directors as a Group (6 persons):	Common Stock	434,882,446	88.7%
____________________

*
Less than 1%.
(1)
Unless otherwise indicated, the mailing address of each beneficial owner is c/o BMB Munai, Inc., Office 1704, 4B Building, “Nurly Tau” BC, 17 Al Farabi Ave, Almaty, Kazakhstan 050059. The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.
(2)
In connection with the acquisition of Freedom RU, and possible acquisition of Freedom CY, if completed, Mr. Turlov will be issued additional shares of common stock increasing his ownership in our outstanding common stock to up to as much as 95% of our then issued and outstanding common stock after giving effect to the acquisitions.

Change in Control

There has been no known change in control of BMBM since the beginning of its last fiscal year, and to the knowledge of management, there are no present arrangements or pledges of our securities the operation of which may at a subsequent date result in a change in control of BMBM.

MARKET PRICE AND DIVIDEND INFORMATION

The following table sets forth for the periods indicated the high and low bid prices for our common stock as quoted under the symbol “BMBM” on the Over-the-Counter Pink market for the fiscal years ended March 31, 2017 and 2016. These quotations were furnished to us by the OTC Markets Group, Inc. and reflect interdealer prices without retail mark-up, mark-down, or commission and may not necessarily represent actual transactions:

Fiscal year ended March 31, 2017	High	Low

Fourth quarter	$0.017	$0.005
Third quarter	$0.008	$0.003
Second quarter	$0.006	$0.003
First quarter	$0.007	$0.002

Fiscal year ended March 31, 2016	High	Low

Fourth quarter	$0.007	$0.003
Third quarter	$0.009	$0.001
Second quarter	$0.004	$0.002
First quarter	$0.008	$0.004

Since inception, Freedom RU and Freedom CY have been privately held and there is no public market for their equity securities.

Holders

As of July 28, 2017, BMBM had approximately 365 shareholders of record holding 490,000,000 shares of its common stock. The number of record holders was determined from the records of our stock transfer agent and does not include beneficial owners of common stock whose shares are held in the names of various securities brokers, dealers, and registered clearing houses or agencies.

BMBM is the sole holder of the equity interests of Freedom RU. Timur Turlov is the sole holder of the equity interests of Freedom CY.

Dividends

BMBM has not declared or paid a cash dividend on its common stock during the past two fiscal years. BMBM’s ability to pay dividends is subject to limitations imposed by Nevada law. Under Nevada law, dividends may be paid to the extent that a corporation’s assets exceed it liabilities and it is able to pay its debts as they become due in the usual course of business.

During the past two fiscal years Freedom RU and Freedom CY have not declared or paid cash dividends on their respective equity interests.

EXECUTIVE COMPENSATION

The table below summarizes compensation awarded to, earned by or paid to all individuals serving as the principal executive officer of BMBM or acting in a similar capacity during the last two completed fiscal years regardless of compensation level. No individual was awarded, earned or was paid more than $100,000 for services rendered to BMBM during the last two completed fiscal year.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compen- sation ($)	Total ($)

Timur Turlov	2017	-0-	-0-	-0-	-0-	-0-
Chief Executive Officer	2016	-0-	-0-	-0-	-0-	-0-

Mr. Turlov was appointed Chief Executive Officer of BMBM in November 2015. He also served as President of FFIN from September 2015 to May 2016. During the fiscal years ended March 31, 2017 and 2016, Mr. Turlov provided services to BMBM and FFIN on an as needed basis and received no compensation for the services he provided.

Outstanding Equity Awards at Fiscal Year-End

As of March 31, 2017, Mr. Turlov held no outstanding stock options, unvested restricted stock grants, or other shares of stock, units or other rights awarded under any equity incentive plan that had not vested or that had not been earned.

Compensation of Directors

Directors’ Fees

During the fiscal years ended March 31, 2017 and 2016, we did not pay directors’ fees to any member of our board of directors. During the fiscal year ended March 31, 2017, we did however; pay $1,000 to Mr. Kerr and Mr. Stillman to compensate them for time spent compiling information for submission to securities regulators in Russia, Kazakhstan and Cyprus.

Equity Compensation

We do not currently have a fixed plan for the award of equity compensation to our directors. Equity compensation of directors, if any, is typically recommended by the compensation committee or management and is subject to approval of the full Board. Any equity grants to directors are to be granted at a price equal to the fair market value of our common stock on the date of the grant. We did not award any equity compensation to our directors during the year ended March 31, 2017.

HOUSEHOLDING

As permitted under the Exchange Act, in those instances where we are mailing a printed copy of this Information Statement, only one copy of this proxy statement is being delivered to shareholders that reside at the same address and share the same last name, unless such shareholders have notified us of their desire to receive multiple copies of this Information Statement. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you are a registered shareholder who shares the same address as another registered shareholder, you can request householding by writing to or calling our transfer agent, Pacific Stock Transfer Company, 6725 Via Austi Pkwy, Suite 300, Las Vegas, NV 89119, telephone (702) 361-3033.

Householding reduces our printing costs and postage fees, and we encourage you to participate. If you wish to discontinue householding or receive a separate copy of this Information Statement, you may so notify us via our stock transfer agent at the telephone number or address above, and we will promptly comply with your request.

If you own your shares through a broker, bank or other nominee, you may request a separate copy of this Information Statement by notifying your broker, bank or nominee.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the Commission. You may read and copy any materials we file with the Commission at its Public Reference Room at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Commission also maintains an internet site that contains our reports, proxy and information statements and other information at www.sec.gov.

Copies of our filings may be obtained free of charge by contacting Adam Cook, Corporate Secretary, BMB Munai, Inc. 324 South 400 West, Suite 250, Salt Lake City, Utah 84101, or by emailing usoffice@bmbmunai.us.

Statements contained in this Information Statement, or in any document incorporated in this Information Statement by reference, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the Commission. The Commission allows us to “incorporate by reference” information into this Information Statement. This means that we can disclose important information by referring to another document filed separately with the Commission. The information incorporated by reference is considered to be part of this Information Statement. This Information Statement and the information that we later file with the Commission may update and supersede the information incorporated by reference. Similarly, the information that we later file with the Commission may update and supersede the information in this Information Statement. We also incorporate by reference into this Information Statement the following documents filed by us with the Commission under the Exchange Act and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):

●
our Annual Report on Form 10-K for the fiscal year ended March 31, 2017, filed with the Commission on June 30, 2017.

The information contained in this Information Statement speaks only as of the date indicated on the cover of this Information Statement unless the information specifically indicates that another date applies.

We have not authorized anyone to give you any information or to make any representation about the Corporate Actions or the Company that is different from or adds to the information contained in this Information Statement or in the documents we have publicly filed with the SEC. Therefore, if anyone does give you any different or additional information, you should not rely on it.

By Order of the Board of Directors

/s/ Timur Turlov
Timur Turlov, Chief Executive Officer and Chairman of the Board of Directors
August __, 2017

Annex A

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

BMB Munai, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The name of the Corporation as set forth in ARTICLE I of the Articles of Incorporation shall be amended as follows: Freedom Holding Corp.

ARTICLE III of the Articles of Incorporation shall be amended to add the following paragraph:

The issued and outstanding common shares, $0.001 par value, of the Corporation shall be reverse split at the ratio of 1 share for 25 shares (1:25). Any fractional shares resulting from the reverse split shall be rounded up to the next full share. The 500,000,000 shares of authorized Common Stock shall be unaffected by the reverse split.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 434,212,446

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

  A-1

Annex B

Freedom Holding Corp.
 2018 Equity Incentive Plan

Section 1.
Purpose; Definitions

1.1           Purpose. The purpose of the Freedom Holding Corp. 2018 Equity Incentive Plan is to provide a means whereby Freedom Holding Corp., a Nevada corporation (the “Corporation”), may attract able persons to remain in or to enter the employ of the Corporation, a Parent Corporation, or a Subsidiary and to provide a means whereby those employees, directors, officers, and other individuals or entities upon whom the responsibilities of the successful administration, management, planning, and/or organization of the Corporation may rest, and whose present and potential contributions to the welfare of the Corporation, a Parent Corporation or a Subsidiary are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Corporation. A further purpose of the Plan is to provide such employees and individuals or entities with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation over the long term. Accordingly, the Plan provides for granting Common Stock, Incentive Stock Options, options which do not constitute Incentive Stock Options, or any combination of the foregoing, as is best suited to the circumstances of the particular employees and individuals or entities as provided herein.

1.2           Definitions. The following definitions shall be applicable during the term of the Plan unless specifically modified by any paragraph:

(a)
“Award” means, individually or collectively, or Option granted pursuant to the Plan.

(b)
“Board” means the board of directors of the Corporation or the Compensation Committee, as designated by the Board.

(c)
“Change of Control Value” means the amount determined in Clause (i), (ii) or (iii), whichever is applicable, as follows:

(i)
the per share price offered to stockholders of the Corporation in any merger, consolidation, sale or assets or dissolution transaction;

(ii)
the price per share offered to stockholders of the corporation in any tender offer or exchange offer whereby a Corporate Change takes place; or

(iii)
if a Corporate Change occurs other than as described in Clause (i) or Clause (ii), the fair market value per share determined by the Board as of the date determined by the Board to be the date of cancellation and surrender of an Option.

If the consideration offered to stockholders of the Corporation in any transaction described in this Paragraph or Sections 7.4 and 7.5 consists of anything other than cash, the Board shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(d)
“Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

(e)
“Common Stock” means the common stock of the Corporation.

(f)
“Corporation” means Freedom Holding Corp.

(g)
“Corporate Change” means one of the following events:

(i)
the merger, consolidation or other reorganization of the Corporation in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Corporation, a class of securities of any other issuer (except a Subsidiary or Parent Corporation), cash or other property other than:

(A)
a merger, consolidation or reorganization of the Corporation which would result in the voting stock of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least fifty percent (50%) of the combined voting power of the voting stock of the Corporation or such surviving entity outstanding immediately after such merger, consolidation or reorganization of the Corporation, or

(B)           a merger, consolidation or reorganization of the Corporation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than forty-nine percent (49%) of the combined voting power of the Corporation’s then outstanding stock;

(ii)
the sale, lease or exchange of all or substantially all of the assets of the Corporation to any other corporation or entity (except a Subsidiary or Parent Corporation);

(iii)
the adoption by the stockholders of the Corporation of a plan of liquidation and dissolution;

(iv)
the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a “group” as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation’s outstanding capital stock or acquisition by a person or entity who currently has beneficial ownership which increases such person’s or entity’s beneficial ownership to fifty percent (50%) or more (based on voting power) of the Corporation’s outstanding capital stock; or

(v)
as a result of or in connection with a contested election of directors, the persons who were directors of the Corporation before such election shall cease to constitute a majority of the Board.

Notwithstanding the provisions of clause (iv) above, a Corporate Change shall not be considered to have occurred upon the acquisition (other than acquisition pursuant to any other clause of the preceding sentence) by any person or entity, including without limitation a “group” as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation’s outstanding capital stock or the requisite percentage to increase their ownership to fifty percent (50%) resulting from a public offering of securities of the Corporation under the Securities Act of 1933, as amended.

(h)
“Designated Officer” means an officer of the Corporation, such as the President, Chief Executive Officer or Chief Financial Officer, who is given authority by the Board to grant options or make stock grants under the Plan, as approved by the Board. If for any reason the Board has not granted its authority to a designated officer, then the Board will act as the Designated Officer and any reference herein to the Designated Officer will then reference the Board.

(i)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)
“Fair Market Value” means, as of any specified date, the closing price of the Common Stock on a nationally recognized securities exchange (or, if the Common Stock is not listed on such exchange, such other nationally recognized securities exchange on which the Common Stock is then listed) on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not then listed on any nationally recognized securities exchange but is traded over the counter at the time determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded. If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Board in such manner as it deems appropriate (such determination will be made in good-faith as required by Section 422(c)(1) of the Code and may be based on the advice of an independent investment banker or appraiser recognized to be expert in making such valuations). In no event shall Fair Market Value be less than the par value of the stock.

(k)
“Grant” means individually or collectively, any Common Stock granted pursuant to the Plan.

(l)
“Grantee” means an employee, director, officer, consultant, other individual or entity who has been granted Common Stock pursuant to the Plan.

(m)
“Holder” means an individual or entity who has been granted an Award of Grant.

(n)
“Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

(o)
“Option” means an Award granted under Section 6 of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options which do not constitute Incentive Stock Options to purchase Common Stock.

(p)
“Option Agreement” means a written agreement between the Corporation and an Optionee with respect to an Option.

(q)
“Optionee” means an employee, director, officer, consultant, other individual or entity who has been granted an Option.

(r)
“Parent Corporation” shall have the meaning set forth in Section 424(e) of the Code.

(s)
“Plan” means the Freedom Holding Corp. 2018 Equity Incentive Plan.

(t)
“Rule 16b-3” means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission under the Exchange Act, as such rule is currently in effect or as hereafter modified or amended.

(u)
“Securities Act” means the Securities Act of 1933, as amended.

(v)
“Subsidiary” means a company (whether a corporation, partnership, joint venture or other form of entity) in which the Corporation, or a corporation in which the Corporation owns a majority of the shares of capital stock, directly or indirectly, owns an equity interest of fifty percent (50%) or more, except solely with respect to the issuance of Incentive Stock Options the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Section 424(f) of the Code.

Section 2.
Effective Date and Duration of the Plan

The Plan shall be effective as of such date designated by the Board, provided that the Plan is approved by the stockholders of the Corporation within twelve (12) months before or thereafter and on or prior to the date of the first annual meeting of stockholders of the Corporation held subsequent to the acquisition of an equity security by a Holder hereunder for which exemption is claimed under Rule 16b-3. Notwithstanding any provision of the Plan or of any Option Agreement, no Option shall be exercisable and no Common Stock may be granted prior to such stockholder approval. The Plan shall be terminated and no further Awards or Common Stock may be granted under the Plan after ten (10) years from the date of the Plan is adopted by the Board or the date the Plan is approved by the Corporation’s shareholders, whichever is earlier. Subject to the provisions of Section 8, the Plan shall remain in effect until all Options granted under the Plan have been exercised or have expired by reason of lapse of time and all restrictions imposed upon restricted stock awards have lapsed. Any option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within twelve (12) months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is granted.

Section 3.
Administration

3.1           Administration of Plan by the Board. The Plan shall be administered by the Board in compliance with Rule 16b-3. Members of the Board shall abstain from participating in and deciding matters which directly affect their individual ownership interests under the Plan.

3.2           Powers. Subject to the terms of the Plan, the Board shall designate one or several Designated Officers who shall have responsibility to propose to the Board which employees, officers, directors, consultants, other individuals or entities shall receive an Award or Grant, the time or times when such Award or Grant shall be made, whether Common Stock, an Incentive Stock Option or nonqualified Option shall be granted and the number of shares of Common Stock which may be issued under each Option. In making such determinations, the Designated Officer may take into account the nature of the services rendered by these individuals, their present and potential contribution to the success of the Corporation, a Parent Corporation or a Subsidiary, and such other factors as the Board in its discretion shall deem relevant. The Designated Officers shall execute on behalf of the Corporation each Award or Grant on the terms established and approved by the Board.

3.3           Additional Powers. The Board shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Board is authorized in its sole discretion, exercised in a nondiscriminatory manner, to construe and interpret the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award or Grant, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award or Grant in the manner and to the extent it shall deem expedient to carry it into effect. The determination of the Board on the matters referred to in this Section 3 shall be conclusive.

3.4           Compliance With Code Section 162(m). In the event the Corporation, a Parent Corporation or a Subsidiary becomes a “publicly-held corporation” as defined in Section 162(m)(2) of the Code, the Corporation may establish a committee of outside directors meeting the requirements of Code Section 162(m) to (i) approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes by the Corporation pursuant to Code Section 162(m) and (ii) administer the Plan. In such event, the powers reserved to the Board in the Plan shall be exercised by such compensation committee. In addition, Options under the Plan shall be granted upon satisfaction of the conditions to such grants provided pursuant to Code Section 162(m) and any Treasury Regulations promulgated thereunder.

Section 4.
Grant of Options and Stock Subject to the Plan

4.1           Award Limits. A Designated Officer may from time to time grant Awards and/or make Grants to one or more employees, directors, officers, individuals or entities determined by him or her to be eligible for participation in the Plan in accordance with the provisions of Section 5 of the Plan. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 5,000,000 common shares. The aggregate number of shares of Common Stock that may be issued to any Holder and/or granted to any Grantee under the Plan shall not exceed twenty percent (20%) of the aggregate number of shares referred to in the preceding sentence. The total number of shares issuable upon exercise of all outstanding Options shall not exceed a number of shares which is equal to thirty percent (30%) of the then outstanding shares of the Corporation. Any of such shares which remain unissued and which are not subject to outstanding Options and/or Grants at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Corporation shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award or Grant. To the extent that an Award or Grant lapses or the rights of its Holder or Grantee terminate, any shares of Common Stock subject to such Award or Grant shall again be available for the grant of an Award or making of a Grant. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Section 7 of the Plan with respect to shares of Common Stock subject to Options then outstanding. Separate stock certificates shall be issued by the Corporation for those shares acquired pursuant to a Grant, the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

4.2           Stock Offered. The stock to be offered pursuant to an Award or Grant may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Corporation.

Section 5.
Eligibility

An Incentive Stock Option Award made pursuant to the Plan may be granted only to an individual who, at the time of grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary. An Award of an Option which is not an Incentive Stock Option or a Grant of Common Stock may be made to an individual or entity who, at the time of Award or Grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary, or to an individual or entity who has been identified by the Board or Designated Officer to receive an Award or Grant due to their contribution or service to the Corporation, including members of the Board of Directors of the Corporation, a Parent Corporation or a Subsidiary. An Award or Grant made pursuant to the Plan may be made on more than one occasion to the same person, and such Award or Grant may include a Common Stock Grant, an Incentive Stock Option, an Option which is not an Incentive Stock Option, or any combination thereof. Each Award or Grant shall be evidenced by a written instrument duly executed by or on behalf of the Corporation.

Section 6.
Stock Options / Grants

6.1           Stock Option Agreement. Each Option shall be evidenced by an Option Agreement between the Corporation and the Optionee which shall contain such terms and conditions as may be approved by the Board and agreed upon by the Holder. The terms and conditions of the respective Option Agreements need not be identical. Each Option Agreement shall specify the effect of termination of employment, total and permanent disability, retirement or death on the exercisability of the Option. Under each Option Agreement, a Holder shall have the right to appoint any individual or legal entity in writing as his or her beneficiary under the Plan in the event of his death. Such designation may be revoked in writing by the Holder at any time and a new beneficiary may be appointed in writing on the form provided by the Board for such purpose. In the absence of such appointment, the beneficiary shall be the legal representative of the Holder’s estate.

6.2           Option Period. The term of each Option shall be as specified by the Board at the date of grant and shall be stated in the Option Agreement; provided, however, that an option may not be exercised more than one hundred twenty (120) months from the date it is granted.

6.3           Limitations on Exercise of Option. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. An Option may not be exercised for fractional shares.

6.4           Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Corporation (and any Parent Corporation or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000) (within the meaning of Section 422 of the Code), such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Board shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent Corporation or a Subsidiary, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

6.5           Option Price. The purchase price of Common Stock issued under each Option shall be determined by the Board and shall be stated in the Option Agreement, but such purchase price shall, in the case of Incentive Stock Options, not be less than the Fair Market Value of Common Stock subject to the Option on the date the Option is granted, and, in the case of Options which do not constitute Incentive Stock Options, not be less than one hundred percent (100%) of the Fair Market Value of the stock at the time the option is granted, except that the price shall be one hundred ten percent (110%) of the Fair Market Value in the case of any person or entity who owns stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Parent Corporation or Subsidiary.

6.6           Options and Rights in Substitution for Stock Options Made by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of the Plan, employees of the Corporation, of any Parent Corporation or of any Subsidiary as a result of a merger or consolidation of the employing corporation with the Corporation, such Parent Corporation or such Subsidiary, or the acquisition by the Corporation, a Parent Corporation or a Subsidiary of all or a portion of the assets of the employing corporation, or the acquisition by the Corporation, a Parent Corporation or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

6.7           Restricted Stock Option Purchase Agreement. Notwithstanding the foregoing, at the election of the Holder, the Option can be exercised provided that the Holder shall, as a condition of such exercise, execute and deliver the Restricted Stock Option Purchase Agreement (the “Purchase Agreement”), pursuant to which the Corporation shall be granted a “Repurchase Option” and “Right of First Refusal” as to all “Shares” (as such terms are defined in the Purchase Agreement).

6.8           Restricted Stock Grant Agreement. Each Grant shall be evidenced by the execution and delivery of a Restricted Stock Grant Agreement (the “Grant Agreement”), pursuant to which the Corporation shall be granted a “Repurchase Option” and “Right of First Refusal” as to all “Shares” (as such terms are defined in the Grant Agreement).

Section 7.
Changes in Capital Structure

7.1           Awards or Grants Subject to Adjustment. Except as hereinafter otherwise provided, Awards or Grants shall be subject to adjustment by the Board at its discretion as to the number and price of shares of Common Stock in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any such Options or Common Stock.

7.2           Existence of the Plan Does Not Inhibit the Board’s Power to Adjust, Recapitalize, Reorganize, or Make Any Other Capital Structure Change. The existence of the Plan and the Awards and/or Grants made hereunder shall not affect in any way the right or power of the Board or the stockholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure of the Corporation, a Parent Corporation or a Subsidiary or their business, any merger or consolidation of the Corporation, a Parent Corporation or a Subsidiary, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, a Parent Corporation or a Subsidiary, or any sale, lease, exchange or other disposition of all or any part of their assets or business or any other corporate act or proceeding.

7.3           Proportionate Adjustments. The shares with respect to which Options may be granted are shares of Common Stock as presently constituted but if and whenever, prior to the expiration of an Option theretofore granted, the Corporation shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Corporation, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

7.4           Right of Optionee. If the Corporation recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted, the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities, and the cash and other property to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of such record of the number of shares of Common Stock then covered by such Option.

7.5           Corporate Change. In the event of a Corporate Change, unless otherwise deemed to be impractical by the Board, then no later than: two business days prior to any Corporate Change referenced in Clause (i), (ii), (iii) or (v) of the definition thereof or ten business days after any Corporate Change referenced in Clause (iv) of the definition thereof, the Board, acting in its sole discretion without the consent or approval of any Optionee or Grantee, shall act to effect the following alternatives with respect to outstanding Options which acts may vary among individual Optionees and, with respect to acts taken pursuant to a Corporate Change Clause, referenced in Clause (i), (ii), (iii) or (v), of the definition thereof, may be contingent upon effectuation of the Corporate Change:

(a) in the event of a Corporate Change referenced in Clauses (i) and (ii) acceleration of exercise for all Options then outstanding so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate;

(b) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v) require the mandatory surrender to the Corporation by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date (before or after such Corporate Change) specified by the Board, in which event the Board shall thereupon cancel such Options and pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares;

(c) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that the Board may determine in its sole discretion that no adjustment is necessary to Options then outstanding);

(d) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), provide that thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets or plan of liquidation and dissolution if, immediately prior to such merger, consolidation or sale of assets or any distribution in liquidation and dissolution of the Corporation, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option; or

(e) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), cancel the Options granted if the Fair Market Value of the Common Stock underlying the Options is below the Option exercise price.

7.6           No Post Recapitalization Adjustments. Except as hereinbefore expressly provided, issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options theretofore granted, or the purchase price per share of Common Stock subject to Options.

Section 8.
Amendment or Termination of the Plan

The Board in its discretion may terminate the Plan or any Option or Grant or alter or amend the Plan or any part thereof or any Option from time to time; provided that no change in any Award or Grant previously made may be made which would impair the rights of the Holder or Grantee without the consent of the Holder or Grantee, and provided further, that the Board may not, without approval of the stockholders, amend the Plan:

(a)
to increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan on exercise or surrender of Options or upon Grants;

(b)
to change the minimum Option exercise price;

(c)
to change the class of employees eligible to receive Awards and/or Grants or increase materially the benefits accruing to employees under the Plan;

(d)
to extend the maximum period during which Awards may be granted or Grants may be made under the Plan;

(e)
to modify materially the requirements as to eligibility for participation in the Plan; or

(f)
to decrease any authority granted to the Board hereunder in contravention of Rule 16b-3.

Section 9.
Other

9.1           No Right to an Award or Grant. Neither the adoption of the Plan nor any action of the Board or Designated Officer shall be deemed to give an employee any right to be granted an Option to purchase Common Stock, to receive a Grant or to any other rights hereunder except as may be evidenced by an Option Agreement duly executed on behalf of the Corporation, and then only to the extent of and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award or Grant.

9.2           No Employment Rights Conferred. Nothing contained in the Plan or in any Award or Grant made hereunder shall (i) confer upon any employee any right with respect to continuation of employment with the Corporation or any Parent Corporation or Subsidiary, or (ii) interfere in any way with the right of the Corporation or any Parent Corporation or Subsidiary to terminate his or her employment at any time.

9.3           Other Laws; Withholding. The Corporation shall not be obligated to issue any Common Stock pursuant to any Award granted or any Grant made under the Plan at any time when the offering of the shares covered by such Award has not been registered (or exempted) under the Securities Act and such other state and federal laws, rules or regulations as the Corporation or the Board deems applicable and, in the opinion of legal counsel for the Corporation, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Corporation shall have the right to deduct in connection with all Awards or Grants any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding obligations. The Board may permit the Holder of an Award or Grant to elect to surrender, or authorize the Corporation to withhold shares of Common Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Corporation’s withholding obligation, subject to such restrictions as the Board deems necessary to satisfy the requirements of Rule 16b-3.

9.4           No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent Corporation or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent Corporation or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any Parent Corporation or Subsidiary as a result of such action.

9.5           Restrictions on Transfer. An Award shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Holder only by such Holder or the Holder’s guardian or legal representative.

9.6            Effect of Death, Disability or Termination of Employment. The Option Agreement or other written instrument evidencing an Award shall specify the effect of the death, disability or termination of employment of the Holder on the Award; provided, however that an Optionee shall be entitled to exercise (i) at least six (6) months from the date of termination of employment with the Corporation if such termination is caused by death or disability or (ii) at least thirty (30) days from the date of termination of employment with the Corporation if such termination is caused by reasons other than death or disability.

All outstanding Incentive Stock Options will automatically be converted to a nonqualified stock option if the Optionee does not exercise the Incentive Stock Option (i) within three (3) months of the date of termination caused by reasons other than death or disability; or (ii) within twelve (12) months of the date of termination caused by disability.

9.7           Rule 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provisions of the Plan or any such Award would disqualify the Plan or such Award hereunder, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

9.8           Governing Law. The Plan shall by construed in accordance with the laws of the State of Nevada and all applicable federal law. The securities issued hereunder shall be governed by and in accordance with the Corporate Securities Laws of the State of Nevada.

APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF FREEDOM HOLDING CORP. ON JULY 28, 2017.

APPROVED AND ADOPTED BY SHAREHOLDER WRITTEN CONSENT ON JULY 28, 2017.

DECLARED EFFECTIVE BY THE BOARD OF DIRECTORS ON AUGUST ___, 2017.

_____________________________
Adam R. Cook,
Corporation Secretary

Annex C

BMB MUNAI, INC.
CONSOLIDATED FINANCIAL STATEMENTS
For the years ended March 31, 2017 and 2016

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
BMB Munai, Inc.
Salt Lake City, Utah

We have audited the accompanying consolidated balance sheets of BMB Munai, Inc. (the Company) as of March 31, 2017 and 2016, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the years in the two-year period ended March 31, 2017. The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of BMB Munai, Inc. as of March 31, 2017 and 2016, and the results of its operations and its cash flows for each of the years in the two-year period ended March 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

/s/ WSRP, LLC WSRP, LLC
Salt Lake City, Utah
June 30, 2017

BMB MUNAI, INC.

CONSOLIDATED BALANCE SHEETS

	March 31, 2017	March 31, 2016

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$50,537	$99,678
Restricted cash	8,533,566	8,533,566
Employee receivables	25	-
Prepaid expenses	425	50,375

Total current assets	8,584,553	8,683,619

NON-CURRENT ASSETS
Fixed assets, net	2,100	5,431

Total non-current assets	2,100	5,431

TOTAL ASSETS	$8,586,653	$8,689,050

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$205,680	$50,229
Accrued payroll and other liabilities	291	-
State taxes payable	100	100
Deferred distribution payments	8,533,566	8,533,566

Total current liabilities	8,739,637	8,583,895

COMMITMENTS AND CONTINGENCIES (Note 8)	-	-

SHAREHOLDERS’ EQUITY
Common stock - $0.001 par value; 500,000,000 shares authorized; 280,339,467 and 280,339,467 shares outstanding as of March 31, 2017 and 2016, respectively	280,340	280,340
Preferred stock - $0.001 par value; 20,000,000 shares authorized; no shares issued or outstanding	-	-
Additional paid in capital	775,448	455,448
Accumulated deficit	(1,208,772)	(630,633)

Total shareholders’ equity (deficit)	(152,984)	105,155

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,586,653	$8,689,050

The accompanying notes are an integral part of these consolidated financial statements.

BMB MUNAI, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended March 31, 2017	Year ended March 31, 2016

REVENUES	$-	$-

OPERATING EXPENSES
Professional fees	364,334	222,511
General and administrative	214,310	268,018
Depreciation	3,330	3,305

Total operating expenses	581,974	493,834

LOSS FROM OPERATIONS	(581,974)	(493,834)

OTHER INCOME
Interest income, net	3,935	1,595

Total other income	3,935	1,595

LOSS BEFORE INCOME TAX	(578,039)	(492,239)

Income tax benefit (expense)	(100)	240

NET LOSS	$(578,139)	$(491,999)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.00)	$(0.00)
Weighted average shares outstanding	280,339,467	244,214,739

The accompanying notes are an integral part of these consolidated financial statements.

BMB MUNAI, INC.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

	Common Stock
	Shares	Amount	Additional paid-in capital	Accumulated deficit	Total

At March 31, 2015	224,551,913	$224,552	$275,448	$(138,634)	$361,366

Capital contributions	-	-	180,000	-	180,000
Acquisition of BMB Munai, Inc.	55,787,554	55,788	-	-	55,788
Net loss for the year	-	-	-	(491,999)	(491,999)

At March 31, 2016	280,339,467	$280,340	$455,448	$(630,633)	$105,155

Capital contributions	-	-	320,000	-	320,000
Net loss for the year	-	-	-	(578,139)	(578,139)

At March 31, 2017	280,339,467	$280,340	$775,448	$(1,208,772)	$(152,984)

The accompanying notes are an integral part of these consolidated financial statements.

BMB MUNAI, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the year ended March 31, 2017	For the year ended March 31, 2016
Cash flows from operating activities
Net loss	$(578,139)	$(491,999)

Adjustments to reconcile net loss to cash used in operating activities:
Depreciation expense	3,330	3,305
Deferred tax liabilities	-	(240)
Changes in operating assets and liabilities:
Employee receivables	(25)	1,300
Prepaid expenses	49,950	(49,892)
Accounts payable	155,452	3,597
Accrued payroll and other liabilities	291	(4,700)
State tax payable	-	-

Net cash used in operating activities	(369,141)	(538,629)

Cash flows from investing activities
Purchase of fixed assets	-	(199)
Cash resulting from acquisition of BMB Munai, Inc.	-	8,589,354

Net cash provided by investing activities	-	8,589,155

Cash flows from financing activities
Capital contributions	320,000	180,000

Net cash provided by financing activities	320,000	180,000

NET CHANGE IN CASH AND CASH EQUIVALENTS	(49,141)	8,230,526
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	8,633,244	402,718
CASH AND CASH EQUIVALENTS, END OF PERIOD	$8,584,103	$8,633,244

Supplemental disclosure of Cash Flows for:
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

Non-cash Investing and Financing:
Assumption of liabilities in connection with acquisition of BMB Munai, Inc.	$-	$8,573,368

The accompanying notes are an integral part of these consolidated financial statements.

BMB MUNAI, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - DESCRIPTION OF BUSINESS

BMB Munai, Inc. (“BMBM”) is a Nevada corporation that originally incorporated in the State of Utah in 1981. From 2003 to 2011, BMBM’s business activities focused on oil and natural gas exploration and production in the Republic of Kazakhstan. In September 2011, BMBM sold all of its right, title, and interest in and to its oil and gas licenses and licensed territory to an independent third party for cash of about $170 million. The proceeds of the sale were used to, among other things, repay outstanding obligations, satisfy certain post-closing undertakings, meet ongoing expenses, and make two separate cash distributions totaling approximately $74,750,000 to its stockholders.

On November 23, 2015, BMBM entered into a Share Exchange and Acquisition Agreement with Timur Turlov (the “Acquisition Agreement”) with the intent to build an international, broadly based brokerage and financial services firm to meet the growing demand from an increasing number of investors in Russia and Kazakhstan for access to the financial opportunities, relative stability, and comprehensive regulatory reputation of the U.S. securities markets.

Pursuant to the Acquisition Agreement, BMBM acquired FFIN Securities, Inc., a Nevada corporation, (“FFIN”) from Mr. Turlov in exchange for 224,551,913 shares of BMBM common stock, which constituted approximately 80.1% of BMBM’s outstanding common stock after giving effect to the transaction. FFIN was incorporated in the state of Nevada on August 25, 2014 for the purpose of primarily serving brokerage clients referred from LLC IC Freedom Finance, a Russian limited company (“Freedom RU”) and its wholly owned subsidiary JSC Freedom Finance, a Kazakhstan joint stock company (“Freedom KZ”) as part of a strategy to provide these clients with access to the U.S. securities markets through a single integrated financial services firm.

In December 2015, FFIN applied to become a member of the Financial Industry Regulatory Authority (“FINRA”) and a licensed securities broker-dealer with United States Securities and Exchange Commission (“SEC”). This application was subsequently withdrawn in 2016. Through the date of this report, FFIN has not resubmitted its new membership application to FINRA. The Company continues to believe licensure as a securities broker-dealer in the U.S. may be a valuable component of our business strategy and it continues to evaluate the cost benefit, likelihood of success and appropriate timing of another application, or to otherwise become a licensed securities broker-dealer in the U.S.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s consolidated financial statements present the consolidated results of FFIN Securities, Inc., including the results of its parent, BMB Munai, Inc., starting November 24, 2015. All significant inter-company balances and transactions have been eliminated from the consolidated financial statements.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from those estimates.

BMB MUNAI, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Revenue and Expense Recognition

Subject to compliance with regulatory requirements and the commencement of securities broker-dealer activities, revenues and expenses from all securities transactions will be recorded on the trade date of the transaction. The Company does not participate in any proprietary securities transactions. For the year ended March 31, 2017 and 2016, the Company had not yet established an ongoing source of revenue sufficient to cover its operating costs as it pursues the FINRA application and licensure process to become a registered broker-dealer in the United States.

Cash and Cash Equivalents

Cash equivalents are generally comprised of certain highly liquid investments with maturities of three months or less at the date of purchase.

Fixed Assets

Fixed assets are carried at cost, net of accumulated depreciation. Maintenance, repairs, and minor renewals are expensed as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which range between three and seven years.

Advertising Expense

For the year ended March 31, 2017 and 2016, the Company had no expenses related to advertising. The Company does not anticipate engaging in any advertising activities until it closes the acquisition of Freedom RU or Freedom CY. At that point all costs associated with advertising will be expensed in the period incurred.

Impairment of Long Lived Assets

In accordance with the accounting guidance for the impairment or disposal of long-lived assets, the Company periodically evaluates the carrying value of long-lived assets to be held and used when events and circumstances warrant such a review. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair value of the long-lived asset. Fair value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair values are reduced for the cost of disposal. As of March 31, 2017 and 2016, the Company had not recorded any charges for impairment of long-lived assets.

Income Taxes

The Company recognizes deferred tax liabilities and assets based on the difference between the financial statements and tax basis of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse. The measurement of deferred tax assets is reduced, if necessary, by the amount of any tax benefits that, based on available evidence, are not expected to be realized.

Income tax expense differs from amounts that would be calculated by applying the federal statutory rate because of the federal surtax, state income tax rates, certain nondeductible expenses, and net operating loss carrybacks, if any.

The Company will include interest and penalties arising from the underpayment of income taxes in the statement of operations in the provision for income taxes. As of March 31, 2017 and 2016, the Company had no accrued interest or penalties related to uncertain tax positions. Tax years that remain subject to examination are years 2013 through 2016.

BMB MUNAI, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Financial Instruments

Financial instruments include employee receivables, prepaid expenses, accounts payable, and accrued expenses. Management estimates that the carrying amount of these financial instruments represents their fair values, which were determined by their near term nature or by comparable financial instruments’ market value.

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2014-09, “Revenue from Contracts with Customers.” Revenue is an important number to users of financial statements in assessing an entity’s financial performance and position. Previous revenue recognition guidance in US GAAP comprised broad revenue recognition concepts together with numerous revenue requirements for particular industries or transactions, which sometimes resulted in different accounting for economically similar transactions. Accordingly, the FASB and the International Accounting Standards Board (IASB) initiated a joint project to clarify the principles for recognizing revenue and to develop a common revenue standard for US GAAP and International Financial Reporting Standards (IFRS) that would:

1.
Remove inconsistencies and weaknesses in revenue requirements.
2.
Provide a more robust framework for addressing revenue issues.
3.
Improve comparability of revenue recognition practices across entities, industries, jurisdictions, and capital markets.
4.
Provide more useful information to users of financial statements through improved disclosure requirements.
5.
Simplify the preparation of financial statements by reducing the number of requirements to which an entity must refer.

To meet these objectives, the FASB is amending the FASB Accounting Standards Codification (ASC) and creating a new Topic 606, “Revenue from Contracts with Customers.” The Company will be evaluating the impact of ASU 2014-09 as it pertains to the Company’s financial statements and other required disclosures on an ongoing basis until its eventual adoption and incorporation.

In August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements – Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.” The amendments in this Update define management’s responsibility to evaluate whether there is substantial doubt about an organization’s ability to continue as a going concern and provide related footnote disclosure requirements. Under US GAAP, financial statements are prepared under the presumption that the reporting organization will continue to operate as a going concern, except in limited circumstances. Financial reporting under this presumption is commonly referred to as the going concern basis of accounting. The going concern basis of accounting establishes the fundamental basis for measuring and classifying assets and liabilities. This Update provides guidance on when there is substantial doubt about an organization’s ability to continue as a going concern and how the underlying conditions and events should be disclosed in the footnotes. It is intended to reduce diversity that existed in footnote disclosures because of the lack of guidance about when substantial doubt existed. The adoption of this FASB guidance did not have a material impact on the Company’s consolidated financial statements and related disclosures.

In February 2015, the FASB issued ASU No. 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis.” The amendment eliminates the deferral of certain consolidation standards for entities considered to be investment companies and modifies the consolidation analysis performed on certain types of legal entities. The adoption of this FASB guidance did not have a material impact on the Company’s consolidated financial statements and related disclosures.

BMB MUNAI, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

In November 2015, the FASB issued ASU No. 2015-17, “Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes.” This new guidance requires that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. The current requirement that deferred tax liabilities and assets of a tax-paying component of an entity be offset and presented as a single amount is not affected by the new guidance. The new guidance is effective for the Company on April 1, 2017, with early adoption permitted as of the beginning of an interim or annual reporting period. The new guidance may be applied either prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented. The Company is evaluating the impact that the new guidance will have on its consolidated financial statements and related disclosures.

In January 2016, the FASB issued ASU No. 2016-01, “Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities.” This ASU requires entities to measure equity investments that do not result in consolidation and are not accounted for under the equity method at fair value and recognize any changes in fair value in net income unless the investments qualify for the new practicability exception. Entities will also have to record changes in instrument-specific credit risk for financial liabilities measured under the fair value option in other comprehensive income. In addition, entities will be required to present enhanced disclosures of financial assets and financial liabilities. The guidance is effective beginning January 1, 2018, with early adoption of certain provisions of the ASU permitted. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842).” This ASU requires lessees to recognize a right-of-use asset and lease liability for all leases with terms of more than 12 months. Recognition, measurement and presentation of expenses will depend on classification as a finance or operating lease. The amendments also require certain quantitative and qualitative disclosures. Accounting guidance for lessors is largely unchanged. The guidance is effective beginning January 1, 2019, with early adoption permitted. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

In April 2016, the FASB issued ASU No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing. The core principle of the guidance in Topic 606 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: 1. Identify the contract(s) with a customer. 2. Identify the performance obligations in the contract. 3. Determine the transaction price. 4. Allocate the transaction price to the performance obligations in the contract. 5. Recognize revenue when (or as) the entity satisfies a performance obligation. The amendments in this Update do not change the core principle of the guidance in Topic 606. Rather, the amendments in this Update clarify the following two aspects of Topic 606: identifying performance obligations and the licensing implementation guidance, while retaining the related principles for those areas. The amendments in this Update affect the guidance in the Accounting Standard Update 2014-09, Revenue from Contracts with Customers (Topic 606) which is not yet effective. The effective date and transition requirements for the amendments in this Update are the same as the effective date and transition requirements in Topic 606 (and any other Topic amended by Update 2014-09). Accounting Standards Update 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, defers the effective date of Update 2014-09 by one year. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

In May 2016, the FASB issued ASU No. 2016-11, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expenditures. The amendments in this Update affect the guidance in Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606), which is not yet effective. The effective date and transition requirements for the amendments in this Update are the same as the effective date and transition requirements for Topic 606 (and any other Topic amended by Update 2014-09). Accounting Standards Update 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, defers the effective date of Update 2014-09 by one year. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

BMB MUNAI, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expenditures. The core principle of the guidance in Topic 606 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: 1. Identify the contract(s) with a customer. 2. Identify the performance obligations in the contract. 3. Determine the transaction price. 4. Allocate the transaction price to the performance obligations in the contract. 5. Recognize revenue when (or as) the entity satisfies a performance obligation. The amendments in this Update affect the guidance in the Accounting Standard Update 2014-09, Revenue from Contracts with Customers (Topic 606) which is not yet effective. The effective date and transition requirements for the amendments in this Update are the same as the effective date and transition requirements for Topic 606 (and any other Topic amended by Update 2014-09). Accounting Standards Update 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, defers the effective date of Update 2014-09 by one year. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

In October 2016, the FASB issued ASU No.2016-17, “Consolidation (Topic 810): Interests Held through Related Parties That Are under Common Control”. The amendments in this Update do not change the characteristics of a primary beneficiary in current generally accepted accounting principles (GAAP). Therefore, a primary beneficiary of a VIE has both of the following characteristics: (1) the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. The amendments in this Update are effective for public business entities for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. For all other entities, the amendments in this Update are effective for fiscal years beginning after December 15, 2016, and interim periods within fiscal years beginning after December 15, 2017.

In November 2016, the FASB issued ASU No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash.” This ASU requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this Update do not provide a definition of restricted cash or restricted cash equivalents. The amendments in this Update are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. The amendments in this Update should be applied using a retrospective transition method to each period presented. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-01, Business Combinations (Topic 805)” Clarifying the Definition of a Business. The amendments in this Update provide a screen to determine when a set is not a business. The screen requires that when substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar identifiable assets, the set is not a business. This screen reduces the number of transactions that need to be further evaluated. If the screen is not met, the amendments in this Update (1) require that to be considered a business, a set must include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create output and (2) remove the evaluation of whether a market participant could replace missing elements. The amendments provide a framework to assist entities in evaluating whether both an input and a substantive process are present. The framework includes two sets of criteria to consider that depend on whether a set has outputs. Although outputs are not required for a set to be a business, outputs generally are a key element of a business; therefore, the Board has developed more stringent criteria for sets without outputs. Public business entities should apply the amendments in this update to annual periods beginning after December 15, 2017, including interim periods. All other entities should apply the amendments to annual periods beginning after December 15, 2019. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

BMB MUNAI, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

In January 2017, the FASB issued ASU No. 2017-04, Intangible--Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. Under the amendments in this Update, an entity should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. An entity should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. Additionally, an entity should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. The Board also eliminated the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment and, if it fails that qualitative test, to perform Step 2 of the goodwill impairment test. Therefore, the same impairment assessment applies to all reporting units. An entity is required to disclose the amount of goodwill allocated to each reporting unit with a zero or negative carrying amount of net assets. An entity still has the option to perform the qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary. This Update also includes amendments to the Overview and Background Sections of the Codification (as discussed in Part II of the amendments) as part of the Board’s initiative to unify and improve the Overview and Background Sections across Topics and Subtopics. These changes should not affect the related guidance in these Subtopics. A public business entity that is an SEC filer should adopt the amendments in this Update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2016. A public business entity that is not an SEC filer should adopt the amendments in this Update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2020. All other entities, including not-for-profit entities that are adopting the amendments in this Update should do so for their annual or any interim good will impairment tests in fiscal years beginning after December 15, 2021. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

NOTE 3 – CASH AND CASH EQUIVALENTS

As of March 31, 2017 and 2016, the cash balance totaled $8,584,103 and $8,633,244, respectively.

The Company is exposed to concentrations of credit risk related to cash deposits. The Company maintains cash at a financial institution where the total cash balance is insured by the Federal Deposit Insurance Corporation (“FDIC”) up to its limit. At any given time, the Company’s cash balance may exceed the balance insured by the FDIC. As of March 31, 2017 and 2016, $8,302,302 and $8,332,244, respectively, of the Company’s cash was in excess of FDIC limits.

As of March 31, 2017, the cash balance included restricted cash in the amount of $8,533,566 which corresponds to the deferred distribution payments liability.

NOTE 4 - SHAREHOLDERS’ EQUITY

Acquisition of FFIN

On November 23, 2015, BMBM and Mr. Turlov entered into the Acquisition Agreement, pursuant to which BMBM acquired FFIN in exchange for 224,551,913 shares of BMBM’s common stock, which constituted approximately 80.1% of its 280,339,467 shares of common stock issued and outstanding after giving effect to such acquisition.

Shareholder Distributions

Following the sale for cash in September 2011 of BMBM’s oil and gas assets in operations in Kazakhstan, BMBM distributed the net proceeds to its shareholders. Distributions aggregating $8,533,566 have not been completed to certain shareholders pending the completion of necessary documentation of such shareholders’ ownership of the stock on which the distribution is based.

BMB MUNAI, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 – RELATED PARTY TRANSACTIONS

During the year ended March 31, 2017, Mr. Turlov made capital contributions of $320,000 to the Company. At the time such contributions were made, Mr. Turlov was the Chief Executive Officer, Chairman of the board, and majority shareholder of the Company.

During the year ended March 31, 2016, Mr. Turlov made capital contributions of $180,000 to the Company. At the time such contributions were made, Mr. Turlov was the Chief Executive Officer, Chairman of the board, and majority shareholder of the Company.

NOTE 6 – INCOME TAXES

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined on the basis of the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

At March 31, 2017 and 2016, the Company had cumulative federal operating loss carry forwards of $1,070,288 and $631,215, respectively, which will begin to expire in 2036. Certain tax attributes may be subject to an annual limitation as a result of the Acquisition Agreement, which could constitute a change in ownership as defined under Internal Revenue Code Section 382.

Deferred tax assets are recognized to the extent that these assets are more likely than not to be realized. In making such a determination, management considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income and tax-planning.

The components of the provision for income tax expenses for the periods ended March 31, 2017 and 2016, are as follows:

	March 31, 2017	March 31, 2016
Current:
Federal	$-	$-
State	100	-
	100	-

Deferred:
Federal	-	(219)
State	-	(21)
	-	(240)

Total provision / (benefit) for income taxes	$100	$(240)

BMB MUNAI, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Components of the net deferred tax asset, including a valuation allowance, at March 31, 2017 and 2016, are as follows:

	As of March 31, 2017	As of March 31, 2016
Deferred tax assets:
Net operating loss carryforward	$398,147	$235,443
Less: Valuation allowance	(398,147)	(235,443)

Net deferred tax asset	$-	$-

The valuation allowance for deferred tax assets as of March 31, 2017 and 2016, was $398,147 and $235,443, respectively. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment.

The Company is subject to United States federal and state income taxes at an approximate rate of 34% and 3.3%, respectively. The reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company’s income tax expense as reported is as follows:

	As of March 31, 2017	As of March 31, 2016

Statutory rate	37.3%	37.3%
State taxes	(0.03%)	-
Permanent differences	(0.03%)	-
Valuation allowance	(37.22%)	(37.35%)

Total	0.02%	(0.05%)

The components of income tax expense for the years ended March 31, 2017 and 2016, are as follows:

	For the year ended March 31, 2017	For the year ended March 31, 2016

Current tax expense	$100	$-
Deferred tax benefit	-	(240)

Total income tax (benefit) / expense	$100	$(240)

BMB MUNAI, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 – LEASE COMMITMENTS

FFIN entered into a lease agreement on January 1, 2015, for office space that expires in 30 months. At March 31, 2017, the future minimum lease payments under the lease are as follows:

Lease commitments

Fiscal year ended March 31, 2018	$7,187
Total	$7,187

FFIN’s rent expense for its office space was $28,882 and $27,900, for the fiscal years ended March 31, 2017 and 2016, respectively.

BMBM leases office space on a month-to-month basis for $250 per month.

NOTE 8 – COMMITMENTS AND CONTINGENT LIABILITIES

The Company had the following significant commitments and contingencies as of March 31, 2017:

	Payments Due By Period
Contractual obligations	Total	Less than 1 year	2-3 years	4-5 years	After 5 years
Deferred distribution payable(1)(2)	$8,533,566	$8,533,566	$-	$-	$-
Office lease(3)	7,187	7,187	-	-	-
TOTAL	$8,540,753	$8,540,753	$-	$-	$-

(1)
See Note 4 – Shareholders’ Equity for additional information regarding the initial cash distribution payable and the second cash distribution payable.
(2)
This distribution is currently payable, subject to the entitled shareholder completing and submitting to the Company the necessary documentation to claim his, her or its distribution payments. The Company has no control over when, or if, an entitled shareholder will submit the necessary documentation to claim his, her, or its distribution payment.
(3)
FFIN entered into a lease agreement on January 1, 2015 for office space that expires in June 2017.

As of March 31, 2017 and March 31, 2016, the Company did not have any known contingencies.

NOTE 9 – SUBSEQUENT EVENTS

Subsequent to the year end, during April and June 2017, Mr. Turlov made $90,000 and $150,000 capital contributions to the Company, respectively.

On June 29, 2017, the Company closed the acquisition of Freedom RU. The acquisition of Freedom RU included the securities brokerage and financial services business conducted by it in Russia, along with its wholly owned subsidiaries: Freedom KZ, and the securities brokerage and financial services business conducted by it in Kazakhstan; LLC FFIN Bank, a Russian limited company (“FFIN Bank”), and the banking business conducted by it in Russia, LLC First Stock Sale, a Russian limited company (“FSS”), and the online securities marketplace it provides to Russian investors, and Branch Office of IC LLC Freedom Finance in Kazakhstan, a Kazakhstan limited liability company, created to act as the representative office of Freedom RU in Kazakhstan.

BMB MUNAI, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Pursuant to the terms of the Acquisition Agreement, the Company previously agreed to issue to Mr. Turlov 13% of its issued and outstanding common stock for his 100% interest in Freedom RU. As the Company had insufficient authorized but unissued common stock to deliver the full agreed upon consideration to Mr. Turlov at the closing of the acquisition of Freedom RU, as an accommodation to facilitate the closing, Mr. Turlov agreed to accept a partial issuance of 209,660,533 shares of common stock and to defer issuance of the balance of the shares agreed to until such time as the Company completes a reverse stock split and recapitalization to provide sufficient additional shares to issue him the percentage agreed in the Acquisition Agreement.

The Company evaluated all material events and transactions that occurred after March 31, 2017 through June 30, 2017, the date these financial statements were issued. During this period, except as disclosed herein, the Company did not have any additional material recognizable subsequent events.

Annex D

LLC IC FREEDOM FINANCE
CONSOLIDATED FINANCIAL STATEMENTS
For the years ended March 31, 2017 and 2016

LLC IC FREEDOM FINANCE

Independent Auditor’s Report

To the Board of Directors and
Stockholders of LLC IC Freedom Finance

We have audited the accompanying consolidated balance sheets of LLC IC Freedom Finance (the Company) as of March 31, 2017 and 2016, and the related consolidated statements of operations and statements of other comprehensive income, changes in equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of LLC IC Freedom Finance as of March 31, 2017 and 2016, and the results of its operations and its consolidated cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ WSRP, LLC
WSRP, LLC
Salt Lake City, Utah
June 29, 2017

LLC IC FREEDOM FINANCE
CONSOLIDATED BALANCE SHEETS
(All amounts in thousands of United States dollars, unless otherwise stated)

	March 31, 2017	March 31, 2016

ASSETS

Cash and cash equivalents	$21,780	$7,916
Restricted cash	4,085	2,435
Due from banks	-	32
Trading securities	81,575	25,311
Available-for-sale securities, at fair value	2	405
Brokerage and other receivables	481	436
Other assets	691	619
Deferred tax assets	1,026	14
Fixed assets	1,039	1,003
Goodwill	981	818
Loans issued	65	80

TOTAL ASSETS	$111,725	$39,069

LIABILITIES AND EQUITY

Derivative liability	$495	$-
Debt securities issued	3,459	-
Customer liabilities	7,543	2,489
Current income tax liability	149	49
Trade payables	29	93
Securities repurchase agreement obligation	56,289	10,860
Other liabilities	372	386
Deferred tax liabilities	-	55
TOTAL LIABILITIES	68,336	13,932

EQUITY

Share capital	30,176	22,778
Additional paid in capital	2,043	-
Retained earnings	18,069	10,666
Accumulated other comprehensive loss	(6,899)	(11,133)
Total equity attributable to the Company	43,389	22,311

Non-controlling interest in subsidiary	-	2,826
TOTAL EQUITY	43,389	25,137

TOTAL LIABILITIES AND EQUITY	$111,725	$39,069

See accompanying notes to consolidated financial statements.

LLC IC FREEDOM FINANCE
CONSOLIDATED STATEMENTS OF OPERATIONS AND STATEMENTS OF OTHER COMPREHENSIVE INCOME
(All amounts in thousands of United States dollars, unless otherwise stated)

	Years ended
	March 31, 2017	March 31, 2016
Revenue:
Interest income	$2,002	$1,278
Fee and commission income	4,131	1,832
Net gain on trading securities	10,806	13,880
Net gain on derivative	1,905	-
Net realized gain on investments available-for-sale	276	-
Net gain on sale of fixed assets	29	143
Net gain on foreign exchange operations	274	290

TOTAL REVENUE	19,423	17,423

Expense:
Interest expense	3,805	1,488
Fee and commission expense	394	148
Operating expense	8,190	6,542
Other expense/(income), net	210	(97)

TOTAL EXPENSE	12,599	8,081

NET INCOME BEFORE INCOME TAX	6,824	9,343

Income tax (benefit)/provision	(524)	183

NET INCOME	$7,348	$9,160

Attributable to non-controlling interest	9	55
Attributable to the Company	7,339	9,105

OTHER COMPREHENSIVE INCOME
Change in unrealized gain on investments available-for-sale, net of tax effect	$7	$145
Net gain on sale of investments available-for-sale reclassified to profit or loss, net of tax effect	(276)	-
Foreign currency translation adjustments, net of tax	4,503	(7,627)

OTHER COMPREHENSIVE INCOME / (LOSS)	4,234	(7,482)

Attributable to non-controlling interest	9	55
Attributable to the Company	11,573	1,623

TOTAL COMPREHENSIVE INCOME	$11,582	$1,678

See accompanying notes to consolidated financial statements.

LLC IC FREEDOM FINANCE
CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
(All amounts in thousands of United States dollars, unless otherwise stated)

	Share Capital	Additional Paid in Capital	Accumulated Other Comprehensive Income/(Loss)	Retained Earnings	Non-Controlling Interest	Total Equity
Balance at March 31, 2015	$17,179	$-	$(3,651)	$1,561	$2,771	$17,860

Capital contributions	5,599	-	-	-	-	5,599
Foreign currency translation loss	-	-	(7,627)	-	-	(7,627)
Available-for-sale securities revaluation	-	-	145	-	-	145
Net income	-	-	-	9,105	55	9,160
Balance at March 31, 2016	22,778	-	(11,133)	10,666	2,826	25,137

Capital contributions (Note 22)	7,398	2,043	-	-	-	9,441
Purchase of FFIN Bank shares	-	-	-	64	(2,835)	(2,771)
Foreign currency translation gain	-	-	4,503	-	-	4,503
Available-for-sale securities revaluation	-	-	(269)	-	-	(269)
Net income	-	-	-	7,339	9	7,348
Balance at March 31, 2017	$30,176	$2,043	$(6,899)	$18,069	$-	$43,389

See accompanying notes to consolidated financial statements.

LLC IC FREEDOM FINANCE
CONSOLIDATED STATEMENTS OF CASH FLOWS
(All amounts in thousands of United States dollars, unless otherwise stated)

	Years ended
	March 31, 2017	March 31, 2016
Cash Flows From Operating Activities
Net Income	$7,348	$9,160

Adjustments to reconcile net income from operating activities:
Depreciation and amortization	197	225
Gain on sale of fixed assets	(29)	(143)
Change in deferred taxes	(1,078)	(9)
Unrealized gain on derivatives	(1,905)	-
Unrealized gain on trading securities	(5,484)	(5,188)

Changes in operating assets and liabilities:
Due from banks	34	119
Trading securities	(38,686)	(14,953)
Brokerage and other receivables	(21)	1,089
Other assets	45	(370)
Loans issued	28	(43)
Derivative liability	2,346	-
Customer liabilities	4,073	1,099
Current income tax liability	81	46
Trade payables	(72)	(1,512)
Securities repurchase agreement obligation	38,620	11,339
Other liabilities	46	(36)

Cash flows from operating activities	5,543	823

See accompanying notes to consolidated financial statements.

LLC IC FREEDOM FINANCE
CONSOLIDATED STATEMENTS OF CASH FLOWS
(All amounts in thousands of United States dollars, unless otherwise stated)

Cash Flows From Investing Activities
Purchase of fixed assets	(62)	(154)
Proceeds from sale of fixed assets	38	523
Acquisition of FFIN Bank	(2,771)	-
Proceeds on sale of investments available-for-sale	144	-
Purchase available-for-sale securities	-	(108)

Net cash flows (used in)/from investing activities	(2,651)	261
Cash Flows From Financing Activities
Proceeds from issuance of debt securities	8,612	-
Repurchase of debt securities	(5,524)	-
Repayment of loans issued	-	(739)
Capital contributions	7,398	5,599

Net cash flows from financing activities	10,486	4,860

Effect of changes in foreign exchange rates on cash and cash equivalents	2,136	(5,483)

NET CHANGE IN CASH AND CASH EQUIVALENTS	15,514	461
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	10,351	9,890
CASH AND CASH EQUIVALENTS, END OF PERIOD	$25,865	$10,351

Supplemental disclosure of cash flow information:
Income tax paid	$356	$247
Cash paid for interest	$3,724	$1,433

Non cash transactions:
Contribution of shares in excess of related party loan payoff amount	$2,043	$-

See accompanying notes to consolidated financial statements.

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

Note 1 – Description of Business

Overview

LLC IC Freedom Finance (referred to herein as “Freedom RU” or the “Company”) is a Russian limited company that was organized in 2010. Since 2010, Freedom RU has been engaged in the securities brokerage and financial services business in the Russian Federation. Freedom RU is 100% owned by Timur Turlov (“Owner”). In 2013, Freedom RU acquired Joint Stock Company Freedom Finance (“Freedom KZ”), a Kazakhstan joint stock company engaged in the securities brokerage and financial services business in the Republic of Kazakhstan. The joint stock company structure in Kazakhstan is similar to a corporation structure in the US. In 2013, Freedom RU formed LLC First Stock Store (“FSS”), a Russian limited company as its wholly owned subsidiary. FSS is the first online securities marketplace for retail customers in Russia. In 2016, Freedom RU acquired LLC FFIN Bank (“FFIN Bank”), a Russian limited company. FFIN Bank conducts banking operations in the Russian Federation. In 2013, Freedom RU formed Branch Office of LLC IC Freedom in Kazakhstan (“KZ Branch”), a Kazakhstan limited liability company, to act as the representative office of Freedom RU in Kazakhstan.

As of March 31, 2017, Freedom RU and Freedom KZ together had approximately 30,000 total active customer accounts, with aggregate investment positions of more than $100 million. The customers of Freedom RU and Freedom KZ typically execute approximately 15,000 transactions per month, with an aggregate transaction value of approximately $1 billion. These customers range from retail traders that frequently execute large transactions to relatively small, inactive accounts that hold securities positions long-term.

LLC IC Freedom Finance

Freedom RU provides financial services in the Russian Federation pursuant to open-ended licenses for brokerage, dealer, and depository operations and for activities in securities management issued by the Russian government. The Federal Financial Markets Service of Russia provides the governmental regulation of company operations and the protection of the interests of its customers.

JSC Freedom Finance

Freedom KZ provides professional services in the capital markets in Kazakhstan. Since 2006, Freedom KZ has been a professional participant of the Kazakhstan Stock Exchange, which enables it to manage investment portfolios for its clients. Freedom KZ is regulated by the Committee for the Control and Supervision of the Financial Market and Financial Organizations of the National Bank of the Republic of Kazakhstan.

LLC First Stock Store

FSS was launched to be the first online securities marketplace for retail customers in Russia. FSS was launched to attract new brokerage clients for Freedom RU by providing a medium for individual investors to buy and sell securities traded on the Russian and US stock exchanges.

LLC FFIN Bank

FFIN Bank has a license issued by the Central Bank of the Russian Federation to execute banking operations in rubles and foreign currency for individuals and legal entities. FFIN Bank derives revenue from providing banking services, including money transfer, foreign exchange operations, interbank lending and deposits. FFIN Bank is regulated by the Central Bank of Russia.

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

Freedom RU, Freedom KZ, FSS, FFIN Bank and KZ Branch are referred to collectively in these financial statements as the “Group” unless otherwise specifically indicated or as is otherwise contextually required.

Branch Office of LLC IC Freedom Finance in Kazakhstan

KZ Branch was created to act as the representative office of Freedom RU in Kazakhstan.

Note 2 – Summary of Significant Accounting Policies

Accounting principles

The Group’s accounting policies and accompanying consolidated financial statements conform to accounting principles generally accepted in the United States of America (US GAAP).

These financial statements have been prepared on the accrual basis of accounting.

Basis of presentation

The Group’s consolidated financial statements present the consolidated results of Freedom RU, Freedom KZ, FSS, FFIN Bank and KZ Branch. All significant inter-company balances and transactions have been eliminated from the consolidated financial statements.

Non-controlling interests

Non-controlling interest in the Group’s subsidiary, FFIN Bank, is reported as a component of equity, separate from the parent company’s equity. Results of operations attributable to the non-controlling interests are included in the Company’s consolidated statements of operations and consolidated statements of comprehensive income (loss). During the year ended March 31, 2017, the Company acquired the previously outstanding non-controlling interest in FFIN Bank.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from those estimates.

Revenue and expense recognition

The Group earns interest and noninterest income from various sources, including:

●
Securities, derivatives and foreign exchange activities; and
●
Bank deposits.

The Group earns fees and commissions from:

●
Providing brokerage services;
●
Providing banking services (money transfers, foreign exchange operations and other);
●
Agency Fees;

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

●
Revenue earned on interest-earning assets, including unearned income and the amortization/accretion of premiums or discounts recognized on debt securities, bank deposits and loans issued is recognized based on the constant effective yield of the financial instrument or based on other applicable accounting guidance; and
●
Service charges on brokerage, banking and agency services are recognized when earned. Brokerage fees and gains and losses on the sale of securities and certain derivatives are recognized on a trade-date basis.

The Group recognizes revenue when four basic criteria have been met:

●
Existence of persuasive evidence that an arrangement exists;
●
Delivery has occurred or services have been rendered;
●
The seller’s price to the buyer is fixed and determinable; and
●
Collectability is reasonably assured.

Comprehensive income (loss)

Comprehensive income (loss) is comprised of net gain/(loss) on revaluation of investments available-for-sale, net gain/(loss) on sale of investments available-for-sale to be reclassified to profit and loss and foreign currency translation adjustments.

Functional currency

Management has adopted ASC 830, Foreign Currency Translation Matters as it pertains to its foreign currency translation. The Group’s functional currencies are the Russian ruble and Kazakhstani tenge, and its reporting currency is the US dollar. Monetary assets and liabilities denominated in foreign currencies are translated into US dollars using the exchange rate prevailing at the balance sheet date. Non-monetary assets and liabilities denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction. Average monthly rates are used to translate revenues and expenses. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. The Group has not, as of the date of these financial statements, entered into any derivative instruments to offset the impact of foreign currency fluctuations.

Cash and cash equivalents

Cash and cash equivalents are generally comprised of certain highly liquid investments with maturities of three months or less at the date of purchase. Cash and cash equivalents include securities received under agreement to repurchase which are recorded at the amounts at which the securities were acquired or sold plus accrued interest.

Securities repurchase and reverse repurchase agreements

Securities purchased under agreements to resell (“reverse repurchase agreements” or “repo”) are accounted for as collateralized financing transactions and are recorded at the contractual amount for which the securities will resold, including accrued interest.

A repo is an agreement to transfer a financial asset to another party in exchange for cash or other consideration and a concurrent obligation to reacquire the financial assets at a future date for an amount equal to the cash or other consideration exchanged plus interest. These agreements are accounted for as financing transactions. Financial assets transferred under repo are retained in the financial statements and consideration received under these agreements is recorded as collateralized deposit received within repurchase agreements. Assets purchased under reverse repos are recorded in the financial statements as cash placed on deposit collateralized by securities and other assets and are classified within cash and cash equivalents or due from banks.

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

The Group enters into securities repurchase agreements and securities lending transactions under which it receives or transfers collateral in accordance with normal market practice. Under standard terms for repurchase transactions, the recipient of collateral has the right to sell or repledge the collateral, subject to returning equivalent securities on settlement of the transaction.

Investments available-for-sale

Financial assets categorized as available-for-sale (AFS) are non-derivatives that are either designated as available-for-sale or are not classified as (a) loans and receivables, (b) held to maturity investments or (c) trading securities.

Listed shares and listed redeemable notes held by the Group that are traded in an active market are classified as AFS and are stated at fair value. The Group has investments in unlisted shares that are not traded in an active market but that are also classified as investments AFS and stated at fair value (because the Group management considers that fair value can be reliably measured). Gains and losses arising from changes in fair value are recognized in other comprehensive income and accumulated in the investments revaluation reserve, with the exception of other-than-temporary impairment losses, interest calculated using the effective interest method, dividend income and foreign exchange gains and losses on monetary assets, which are recognized in profit or loss. Where the investment is disposed of or is determined to be impaired, the cumulative gain or loss previously accumulated in the investments revaluation reserve is reclassified to profit or loss.

Investments in nonconsolidated managed funds are accounted for at fair value based on the net asset value (“NAV”) of the funds provided by the fund managers with gains or losses included in net gain on trading securities in the Consolidated Statements of Operations and Statement of other Comprehensive Income.

Trading securities

Financial assets are classified as trading securities if the financial asset has been acquired principally for the purpose of selling it in the near term.

Trading securities are stated at fair value, with any gains or losses arising on remeasurement recognized in profit or loss. The net gain or loss recognized in profit or loss incorporates any dividend and interest earned on the financial asset and is included in the ‘interest income’ line item, respectively, in the statement of profit or loss. Fair value is determined in the manner described (see Note 5).

Debt securities issued

Debt securities issued are initially recognized at the fair value of the consideration received, less directly attributable transaction costs. Subsequently, amounts due are stated at amortized cost and any difference between net proceeds and the redemption value is recognized in the consolidated statement of profit or loss over the period of the borrowings using the effective interest method. If the Group purchases its own debt, it is removed from the consolidated statement of financial position and the difference between the carrying amount of the liability and the consideration paid is recognized in the consolidated statement of profit or loss.

Brokerage and other receivables

Brokerage and other receivables comprise commissions and other receivables related to the securities brokerage and banking activity of the Group. At initial recognition brokerage and other receivables are recognized at fair value. Subsequently, brokerage and other receivables are carried at cost. Brokerage and other receivables are carried net of any allowance for impairment losses.

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

Derecognition of financial assets

A financial asset (or, where applicable a part of a financial asset or a part of a group of similar financial assets) is derecognized where all of the following conditions are met:

●
Isolation of transferred financial assets. The transferred financial assets have been isolated from the Group—put presumptively beyond the reach of the Group and its creditors, even in bankruptcy or other receivership.

●
The Group has rights to pledge or exchange financial assets. This condition is met if both of the following conditions are met:
1.
The Group has the right to pledge or exchange the assets (or beneficial interests) it received.
2.
No condition does both of the following:

i.
Constrains the Group (or third-party holder of its beneficial interests) from taking advantage of its right to pledge or exchange
ii.
Provides more than a trivial benefit to the transferor.

●
Effective control. The transferor, its consolidated affiliates included in the financial statements being presented, or its agents do not maintain effective control over the transferred financial assets or third-party beneficial interests related to those transferred assets. A transferor’s effective control over the transferred financial assets includes, but is not limited to, any of the following:
1.
An agreement that both entitles and obligates the transferor to repurchase or redeem them the transferred financial assets before their maturity from the Group.
2.
An agreement, other than through a cleanup call, that provides the transferor with both of the following:
i.
The unilateral ability to cause the holder to return specific financial assets
ii.
A more-than-trivial benefit attributable to that ability.
3.
An agreement that permits the Group to require the transferor to repurchase the transferred financial assets at a price that is so favorable to the Group that it is probable that the Group will require the transferor to repurchase them.

Where the Group has not met asset derecognition conditions above, it continues to recognize the asset to the extent of its continuing involvement.

Fixed assets

Fixed assets are carried at cost, net of accumulated depreciation. Maintenance, repairs, and minor renewals are expensed as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which range between three and seven years.

Advertising expense

For the years ended March 31, 2017 and 2016, the Group had expenses related to advertising in the amount of $866 and $854, respectively. All costs associated with advertising are expensed in the period incurred.

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

Impairment of long lived assets

In accordance with the accounting guidance for the impairment or disposal of long-lived assets, the Group periodically evaluates the carrying value of long-lived assets to be held and used when events and circumstances warrant such a review. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair value of the long-lived asset. Fair value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair values are reduced for the cost of disposal. As of March 31, 2017 and 2016, the Group had not recorded any charges for impairment of long-lived assets.

Impairment of goodwill

As of March 31, 2017, goodwill recorded in Group's consolidated balance sheet aggregated $ 981. The Group performs annual impairment review at least annually, unless indicators of impairment exist in interim periods. The impairment test for goodwill uses a two-step approach. Step one compares the estimated fair value of a reporting unit with goodwill to its carrying value. If the carrying value exceeds the estimated fair value, step two must be performed. Step two compares carrying value of the reporting unit to the fair value of all of the assets and liabilities of the reporting unit as if the reporting unit was acquired in a business combination. If the carrying amount of a reporting unit's goodwill exceeds the implied fair value of its goodwill, an impairment loss is recognized in an amount equal the excess. In annual goodwill impairment test the Group estimated the fair value of reporting unit based on the income approach (also known as the discounted cash flow ("DCF") method) and as a result of the test, fair value of the Group's goodwill exceeded carrying amount of reporting unit's goodwill.

Income taxes

The Group recognizes deferred tax liabilities and assets based on the difference between the financial statements and tax basis of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse. The measurement of deferred tax assets is reduced, if necessary, by the amount of any tax benefits that, based on available evidence, are not expected to be realized.

Current income tax expenses are provided for in accordance with the laws of the relevant taxing authorities. As part of the process of preparing financial statements, the Group is required to estimate its income taxes in each of the jurisdictions in which it operates. The Group accounts for income taxes using the liability approach. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their reported amounts in the financial statements at each year-end and tax loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates applicable for the differences that are expected to affect taxable income.

The Group will include interest and penalties arising from the underpayment of income taxes in the consolidated statements of operations in the provision for income taxes. As of March 31, 2017 and 2016, the Group had no accrued interest or penalties related to uncertain tax positions.

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

Financial instruments

Financial instruments are carried at fair value as described below.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement is based on the presumption that the transaction to sell the asset or transfer the liability takes place either in the principal market for the asset or liability, or in the absence of a principal market, in the most advantageous market for the asset or liability. Fair value is the current bid price for financial assets, current ask price for financial liabilities and the average of current bid and ask prices when the Group is both in short and long positions for the financial instrument. A financial instrument is regarded as quoted in an active market if quoted prices are readily and regularly available from an exchange or other institution and those prices represent actual and regularly occurring market transactions on an arm’s length basis.

Leases

Rent payable under operating leases are charged to expense on a straight-line basis over the term of the relevant lease.

Recent accounting pronouncements

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2014-09, “Revenue from Contracts with Customers. (Topic 606)” Revenue is an important number to users of financial statements in assessing an entity’s financial performance and position. Previous revenue recognition guidance in US GAAP comprised broad revenue recognition concepts together with numerous revenue requirements for particular industries or transactions, which sometimes resulted in different accounting for economically similar transactions. Accordingly, the FASB and the International Accounting Standards Board (IASB) initiated a joint project to clarify the principles for recognizing revenue and to develop a common revenue standard for US GAAP and International Financial Reporting Standards (IFRS) that would:

●
Remove inconsistencies and weaknesses in revenue requirements.
●
Provide a more robust framework for addressing revenue issues.
●
Improve comparability of revenue recognition practices across entities, industries, jurisdictions, and capital markets.
●
Provide more useful information to users of financial statements through improved disclosure requirements.
●
Simplify the preparation of financial statements by reducing the number of requirements to which an entity must refer.

To meet these objectives, the FASB is amending the FASB Accounting Standards Codification (ASC) and creating a new Topic 606, “Revenue from Contracts with Customers.” The Group will be evaluating the impact of ASU 2014-09 as it pertains to the Group’s financial statements and other required disclosures on an ongoing basis until its eventual adoption and incorporation. This pronouncement is effective for annual reporting periods beginning after December 15, 2016, including interim periods within the reporting period.

In November 2015, the FASB issued ASU No. 2015-17, “Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes.” This new guidance requires that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. The current requirement that deferred tax liabilities and assets of a tax-paying component of an entity be offset and presented as a single amount is not affected by the new guidance. The new guidance is effective for the Group on April 1, 2017, with early adoption permitted as of the beginning of an interim or annual reporting period. The new guidance may be applied either prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented. The Group is evaluating the impact that the new guidance will have on its consolidated financial statements and related disclosures.

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

In January 2016, the FASB issued ASU No. 2016-01, “Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities.” This ASU requires entities to measure equity investments that do not result in consolidation and are not accounted for under the equity method at fair value and recognize any changes in fair value in net income unless the investments qualify for the new practicability exception. Entities will also have to record changes in instrument-specific credit risk for financial liabilities measured under the fair value option in other comprehensive income. In addition, entities will be required to present enhanced disclosures of financial assets and financial liabilities. The guidance is effective beginning December 15, 2017, with early adoption of certain provisions of the ASU permitted. The Group is currently evaluating the impact of the new guidance on its consolidated financial statements.

In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842).” This ASU requires lessees to recognize a right-of-use asset and lease liability for all leases with terms of more than 12 months. Recognition, measurement and presentation of expenses will depend on classification as a finance or operating lease. The amendments also require certain quantitative and qualitative disclosures. Accounting guidance for lessors is largely unchanged. The guidance is effective beginning December 15, 2018, with early adoption permitted. The Group is currently evaluating the impact of the new guidance on its consolidated financial statements.

In November 2016, the FASB issued ASU No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash.” This ASU requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this Update do not provide a definition of restricted cash or restricted cash equivalents. The amendments in this Update are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. The amendments in this Update should be applied using a retrospective transition method to each period presented. The Group is currently evaluating the impact of the new guidance on its consolidated financial statements.

In April 2016, the FASB issued ASU No. 2016-10, “Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing”. The core principle of the guidance in Topic 606 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: 1. Identify the contract(s) with a customer. 2. Identify the performance obligations in the contract. 3. Determine the transaction price. 4. Allocate the transaction price to the performance obligations in the contract. 5. Recognize revenue when (or as) the entity satisfies a performance obligation. The amendments in this Update do not change the core principle of the guidance in Topic 606. Rather, the amendments in this Update clarify the following two aspects of Topic 606: identifying performance obligations and the licensing implementation guidance, while retaining the related principles for those areas. The amendments in this Update affect the guidance in Accounting Standards Update 2014-09, “Revenue from Contracts with Customers (Topic 606)”, which is not yet effective. The effective date and transition requirements for the amendments in this Update are the same as the effective date and transition requirements in Topic 606 (and any other Topic amended by Update 2014-09). Accounting Standards Update 2015-14, “Revenue from Contracts with Customers (Topic 606)”: Deferral of the Effective Date, defers the effective date of Update 2014-09 by one year. The Group is currently evaluating the impact of the new guidance on its consolidated financial statements.

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

In May 2016, the FASB issued ASU No. 2016-12, “Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients”. The core principle of the guidance in Topic 606 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in 2 exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: 1. Identify the contract(s) with a customer. 2. Identify the performance obligations in the contract. 3. Determine the transaction price. 4. Allocate the transaction price to the performance obligations in the contract. 5. Recognize revenue when (or as) the entity satisfies a performance obligation. The amendments in this Update affect the guidance in Accounting Standards Update 2014-09, “Revenue from Contracts with Customers (Topic 606)”, which is not yet effective. The effective date and transition requirements for the amendments in this Update are the same as the effective date and transition requirements for Topic 606 (and any other Topic amended by Update 2014-09). Accounting Standards Update 2015-14, “Revenue from Contracts with Customers (Topic 606)”: Deferral of the Effective Date, defers the effective date of Update 2014-09 by one year. The Group is currently evaluating the impact of the new guidance on its consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-01, “Business Combinations (Topic 805): Clarifying the Definition of a Business”. The amendments in this Update provide a screen to determine when an integrated set of assets and activities, (defined as a set in the Update), is not a business. The screen requires that when substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar identifiable assets, the set is not a business. This screen reduces the number of transactions that need to be further evaluated. If the screen is not met, the amendments in this Update (1) require that to be considered a business, a set must include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create output and (2) remove the evaluation of whether a market participant could replace missing elements. The amendments provide a framework to assist entities in evaluating whether both an input and a substantive process are present. The framework includes two sets of criteria to consider that depend on whether a set has outputs. Although outputs are not required for a set to be a business, outputs generally are a key element of a business; therefore, the Board has developed more stringent criteria for sets without outputs. Public business entities should apply the amendments in this update to annual periods beginning after December 15, 2017, including interim periods. All other entities should apply the amendments to annual periods beginning after December 15, 2018. The Group is currently evaluating the impact of the new guidance on its consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-04, “Intangibles—Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment”. Under the amendments in this Update, an entity should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. An entity should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. Additionally, an entity should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. The Board also eliminated the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment and, if it fails that qualitative test, to perform Step 2 of the goodwill impairment test. Therefore, the same impairment assessment applies to all reporting units. An entity is required to disclose the amount of goodwill allocated to each reporting unit with a zero or negative carrying amount of net assets. An entity still has the option to perform the qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary. This Update also includes amendments to the Overview and Background Sections of the Codification (as discussed in Part II of the amendments) as part of the Board’s initiative to unify and improve the Overview and Background Sections across Topics and Subtopics. These changes should not affect the related guidance in these Subtopics. A public business entity that is an SEC filer should adopt the amendments in this update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. A public business entity that is not an SEC filer should adopt the amendments in this Update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2020. All other entities, including not-for-profit entities, that are adopting the amendments in this Update should do so for their annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2021. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Group is currently evaluating the impact of the new guidance on its consolidated financial statements.

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

Note 3 – Cash and Cash Equivalents

	March 31, 2017	March 31, 2016

Current account with commercial banks	$9,153	$3,605
Securities received under agreement to repurchase	8,376	1,281
Petty cash	1,476	62
Current account with Central Depository (Kazakhstan)	984	990
Current account with National Settlement Depository (Russia)	696	318
Current account with Central Bank (Russia)	645	1,660
Brokerage accounts	259	-
Current account in clearing organizations	191	-

Total cash and cash equivalents	$21,780	$7,916

As of March 31, 2017 and 2016, cash and cash equivalents were not insured. As of March 31, 2017 and 2016, the cash and cash equivalents balance included collateralized securities received under agreement to repurchase which terms are presented below:

	March 31, 2017
	Interest rates and remaining contractual maturity of the agreements
	Average Interest rate	Up to 30 days	30-90 days	Total
Securities received under agreement to repurchase
Corporate equity	19.56%	$8,346	$25	$8,371
Corporate debt	24.00%	5	-	5

Total		$8,351	$25	$8,376

	March 31, 2016
	Interest rates and remaining contractual maturity of the agreements
	Average Interest rate	Up to 30 days	30-90 days	Total
Securities received under agreement to repurchase
Non-US sovereign debt	14.67%	$875	$-	$875
Corporate equity	24.62%	168	238	406

Total		$1,043	$238	$1,281

The Group’s securities received under agreements to repurchase are liquid trading securities with market quotes and significant trading volume.

The fair value of collateral received under repurchase agreements as of March 31, 2017 and 2016, is $ 8,229 and $1,379, respectively.

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

Note 4 – Restricted Cash

As of March 31, 2017 and 2016, the Group’s restricted cash consisted of cash segregated in a special custody account for the exclusive benefit of our brokerage customers and required reserves with the Central Bank of the Russian Federation which represents cash on hand balance requirements. Restricted cash consists of:

	March 31, 2017	March 31, 2016

Brokerage customers’ cash	$4,039	$2,435
Reserve with Central Bank	46	-

Total restricted cash	$4,085	$2,435

Note 5 – Trading Securities and Available-for-Sale Securities

	March 31, 2017	March 31, 2016

Trading securities:
Equity securities	$71,691	$18,798
Debt securities	9,877	6,072
Global depository receipts (“GDR”)	6	2
Net asset value of mutual investment funds	1	439

Trading securities	$81,575	$25,311

Available-for-sale securities:
Equity securities	$2	$405

Available- for-sale securities	$2	$405

	March 31, 2017
	Assets measured at amortized cost	Unrealized gain accumulated in other comprehensive income	Assets measured at fair value

Equity securities	$1	$1	$2

Available-for-sale securities	$1	$1	$2

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

	March 31, 2016
	Assets measured at amortized cost	Unrealized gain accumulated in other comprehensive income	Assets measured at fair value

Equity securities	$135	$270	$405

Available-for-sale securities	$135	$270	$405

The Group recognized no other than temporary impairment in accumulated other comprehensive income.

The fair value of assets and liabilities is determined using observable market data based on recent trading activity. Where observable market data is unavailable due to a lack of trading activity, the Group utilizes internally developed models to estimate fair value and independent third parties to validate assumptions, when appropriate. Estimating fair value requires significant management judgment, including benchmarking to similar instruments with observable market data and applying appropriate discounts that reflect differences between the securities that the Group is valuing and the selected benchmark. Depending on the type of securities owned by the Group, other valuation methodologies may be required.

Measurement of fair value is classified within a hierarchy based upon the transparency of inputs used in the valuation of an asset or liability. Classification within the hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The valuation hierarchy contains three levels:

●
Level 1 - Valuation inputs are unadjusted quoted market prices for identical assets or liabilities in active markets.
●
Level 2 - Valuation inputs are quoted market prices for identical assets or liabilities in markets that are not active, quoted market prices for similar assets and liabilities in active markets, and other observable inputs directly or indirectly related to the asset or liability being measured.
●
Level 3 - Valuation inputs are unobservable and significant to the fair value measurement.

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

The following table presents assets, liabilities and redeemable non-controlling interests in the consolidated financial statements or disclosed in the notes to the consolidated financial statements at fair value on a recurring basis as of March 31, 2017 and 2016:

		Fair Value Measurements at
		March 31, 2017 using
	March 31,	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant unobservable units
	2017	(Level 1)	(Level 2)	(Level 3)
Equity securities	$71,691	$71,691	$-	$-
Debt securities	9,877	9,663	214	-
Global depository receipts (“GDR”)	6	6	-	-
Mutual investment funds	1	1	-	-

Trading securities	$81,575	$81,361	$214	$-

Equity securities	$2	$-	$-	$2

Available-for-sale securities	$2	$-	$-	$2

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

		Fair Value Measurements at
		March 31, 2016 using
	March 31,	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant unobservable units
	2016	(Level 1)	(Level 2)	(Level 3)

Equity securities	$18,798	$18,798	$-	$-
Debt securities	6,072	5,864	208	-
Global depository receipts (“GDR”)	2	2	-	-
Net asset value of mutual investment funds	439	-	-	-

Trading securities	$25,311	$24,664	$208	$-

Equity securities	$2	$-	$-	$2
Net asset value of mutual investment funds	403	-	-	-

Available-for-sale securities	$405	$-	$-	$2

Note 6 – Brokerage and Other Receivables

	March 31, 2017	March 31, 2016

Bank commissions receivable	$260	$-
Receivables from brokerage clients	208	426
Receivable for underwriting market-making services	68	7
Other receivables	10	3

Allowance for receivables	(65)	-

Total brokerage and other receivables	$481	$436

On March 31, 2017, and March 31, 2016, amounts due from a single related party customer were $304 or 63%, and $302 or 69%, of total brokerage and other receivables, respectively. Based on past experience the Group considers receivables with related parties fully collectible. The Group’s brokerage companies are allowed to directly withhold brokerage commissions from their clients’ brokerage accounts. The Group did not record an allowance for uncollectible amounts as of March 31, 2016 as all amounts were considered collectible by management.

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

Note 7 – Other Assets

	March 31, 2017	March 31, 2016

Prepaid expenses	$337	$16
Advances paid	209	494
Loan to shareholder	-	48
Other	151	61

	697	619

Allowance for other assets	(6)	-

Other assets, net	$691	$619

Note 8 – Deferred Tax Assets

Other than Freedom KZ and the branch of Freedom RU in Kazakhstan, the Group is subject to taxation in the Russian Federation. Freedom KZ and the branch of Freedom RU in Kazakhstan are subject to taxation in Kazakhstan.

The tax rate used for reconciliations for the years ended March 31, 2017 and 2016, is the 20% corporate tax rate payable by corporate entities in the Russian Federation and the Republic of Kazakhstan on taxable profits under tax law in those jurisdictions.

Deferred tax assets and liabilities comprise:

	March 31, 2017	March 31, 2016

Deferred tax asset:

Tax losses carryforward	$2,398	$676
Revaluation on trading securities	76	-
Accrued liabilities	20	14

	2,494	690
Valuation allowance	(1,468)	(676)

Deferred tax assets	$1,026	$14

Deferred tax liabilities:

Revaluation on trading securities	$-	$55

Deferred tax liabilities	-	55

Net deferred tax assets/(liabilities)	$1,026	$(41)

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

The Group is subject to Russian and Kazakhstan state income taxes at a rate of 20%. The reconciliation of the provision for income taxes at the 20% tax rate compared to the Company’s income tax expense as reported is as follows:

	March 31, 2017	March 31, 2016

Profit before tax at 20%	$(1,365)	$(1,869)
Permanent difference	2,309	2,728
Valuation allowance	(1,468)	(676)

Income tax (benefit)/provision	$(524)	$183

The income tax expense comprises:

	March 31, 2017	March 31, 2016

Current income tax charge	$543	$197
Deferred income tax benefit	(1,067)	(14)

Income tax (benefit)/provision	$(524)	$183

Note 9 – Fixed Assets, Net

	March 31, 2017	March 31, 2016

Buildings	$694	$638
Vehicles	366	255
Furniture	197	121
Office equipment and other	211	232
Intangible assets	125	84
Capital expenditures on lease improvement	44	8

Less: Accumulated depreciation and amortization	(598)	(335)

Total fixed asset	$1,039	$1,003

Depreciation and amortization expense totaled $197 and $225 for the years ended March 31, 2017 and 2016, respectively.

Note 10 – Acquisition

Acquisition of FFIN Bank:

On March 25, 2015 (the Acquisition Date), Freedom RU acquired 9.28% of the outstanding common shares and voting interest in FFIN Bank, (then known as LLC Okhabank), located in the Sakhalin Oblast, for $284. Freedom RU acquired an interest in the bank to increase its market penetration by providing banking services to Freedom RU’s customers. In 2015, Timur Turlov was appointed as Chairman of the Board of Directors of the bank. On April 12, 2016, Freedom RU acquired the remaining 90.72% interest in FFIN Bank for $2,771.

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

As of the Acquisition Date, the fair value of the non-controlling interest was approximately $2.8 million, which was based on the net assets value of the bank at the Acquisition Date. Net Income in the Consolidated Statement of Operations and Statements of Other Comprehensive Income for the years ended March 31, 2017 and 2016, includes net income of the bank of $247 and $56, respectively. The total purchase price was allocated as follows:

Purchase price allocation
Assets:
Cash and cash equivalents	$5,688
Loans receivable	45
Deferred tax assets	2
Fixed assets	1
Other assets	21
Goodwill	946
Total assets	$6,703

Liabilities:
Debt and borrowings	$3,613
Other liabilities	34
Total liabilities	3,647

Net assets acquired	$3,056

At the Acquisition Date, total assets mainly consisted of cash and cash equivalents in the amount of $5,688, total liabilities measured at amortized cost mainly consisted of debt and borrowings in the amount of $3,613.

The determination of whether the assets and liabilities of a variable interest entity (“VIE”) are consolidated on Group’s balance sheet (also referred to as on-balance sheet) or not consolidated on our balance sheet (also referred to as off-balance sheet) depends on the terms of the related transaction and Group’s continuing involvement with the VIE. Freedom RU was deemed the primary beneficiary and therefore consolidated FFIN Bank into its consolidated financial statements. Freedom RU had both the power, to direct the activities that most significantly impact the FFIN Bank’s economic performance, and that obligates Freedom RU to absorb losses that could potentially be significant to FFIN Bank, and/or provide Freedom RU the right to receive residual returns of FFIN Bank that could potentially be significant to FFIN Bank.

The Group believes that cash equivalents, and debt and borrowings approximate fair value due to the market interest rates and relatively short-term maturity of these financial instruments.

Note 11 – Derivative Liability

On December 28, 2016, Freedom RU entered into an agreement with a related party that had a call option feature. This derivative instrument was classified as a derivative liability in the Consolidated Balance Sheets. The gain or loss associated with this agreement is recognized as gain on a derivative instrument in the Consolidated Statements of Operations and Statements of Other Comprehensive Income. Derivative arrangements in this agreement allow the option holder, in exchange for a $2,629 premium paid upfront, to purchase 11.8 million shares of one of the top rated Russian Commercial Banks - Sberbank on June 14, 2017, at a strike price $3.10 per share. The Group has determined fair value of this call option using the Black-Scholes option valuation model based on the following key assumptions during the year ended March 31, 2017:

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

Term (years)	0.21
Volatility	22.31%
Risk-free rate	5%

The Group recorded a derivative liability of $495 as of March 31, 2017. During the year ended March 31, 2017, a gain on derivative liabilities of $1,905 was recognized. As of June 14, 2017, this option had not been exercised.

The following fair value hierarchy table presents information about the Group's financial liabilities measured at fair value on a recurring basis as of March 31, 2017:

	March 31, 2017
	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Liabilities
Derivative liabilities	$-	$-	$495	$495

Total derivative liabilities	$-	$-	$495	$495

Changes in Level 3 derivative liabilities measured at fair value on a recurring basis for the year for the year ended March 31, 2017 are as follows:

Fair value measurement using significant unobservable inputs (Level 3)
Derivative liability

Beginning balance at March 31, 2016	$-
Issuance	2,435
Translation difference	(35)
less realized and unrealized gain included in net income*	(1,905)
Closing balance	$495

Unrealized gain for Level 3 liability outstanding at March 31, 2017	$1,905

* Realized and unrealized gain is reported in "Net gain on derivative" in the Group's Consolidated Statements of Operations and Statements of Other Comprehensive Income.

The derivative liabilities are measured at fair value using the Black-Scholes option pricing model. The model is based on assumptions including quoted market prices and estimated volatility factors based on historical quoted market prices for the Company’s common stock, and are classified within Level 3 of the valuation hierarchy.

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

For class 3 assets and liabilities the Group’s Finance Department, which reports to the Chief Financial Officer, determines the fair value measurement valuation policies and procedures. At least annually, the finance department determines if the current valuation technique used in the fair value measurement are still appropriate and evaluates and adjusts the unobservable inputs used in the fair value measurement based on current market condition and information available from third-parties.

Note 12 – Debt Securities Issued

	March 31, 2017	March 31, 2016

Debt securities issued	$9,530	$-
Debt securities repurchased	(6,145)	-
Accrued interest	74	-

Total	$3,459	$-

During the year ended March 31, 2017, the Group placed bonds of Freedom KZ issued under Kazakhstan law in the amount of $9,530, with an 11.50% fixed annual coupon rate and a maturity date of January 21, 2019. During the reporting period, the Group made purchases of these redeemable debt securities in the amount of $6,145.

According to the initial placement document (prospectus) the Group has the right to repurchase and resell the Freedom KZ bonds at market value.

Debt securities issued are initially recognized at the fair value of the consideration received, less directly attributable transaction costs.

As of March 31, 2017, the accrued interest included in the balance of debt securities issued totaled $74.

The Freedom KZ bonds are actively traded on Kazakhstan Stock Exchange.

Note 13 – Customer Liabilities

The Group recognized customer liabilities associated with funds held by our brokerage and bank customers. Customer liabilities consist of:

	March 31, 2017	March 31, 2016

Brokerage customers	$4,039	$2,435
Banking customers	3,504	54

Total	$7,543	$2,489

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

Note 14 – Trade Payables

	March 31, 2017	March 31, 2016

Payables to suppliers of goods and services	$25	$90
Advances received	3	2
Other	1	1

Total	$29	$93

Note 15 – Securities repurchase agreement obligation

Securities under repurchase agreement obligation comprise:

	March 31, 2017
	Interest rates and remaining contractual maturity of the agreements
	Average interest rate	Overnight and continuous	Up to 30 days	30-90 days	Total

Securities sold under agreement to repurchase
Corporate debt	11.83%	$14,484	$10,923	$-	$25,407
Corporate equity	13.08%	-	29,926	956	30,882

Total securities sold under repurchase agreements		$14,484	$40,849	$956	$56,289

	March 31, 2016
	Interest rate and remaining contractual maturity of the agreements
	Average interest rate	Overnight and continuous	Up to 30 days	30-90 days	Total

Securities sold under agreement to repurchase
Corporate equity	19.78%	$-	$10,231	$629	$10,860

Total securities sold under repurchase agreements		$-	$10,231	$629	$10,860

The fair value of collateral pledged under agreements to repurchase as of March 31, 2017 and 2016, is $68,025 and $15,364, respectively.

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

Note 16 – Other Liabilities

	March 31, 2017	March 31, 2016

Unused vacation reserve	$219	$97
Taxes payable other than income tax	151	108
Related party payables	2	69
Salaries and other employee benefits	-	112

Total	$372	$386

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

Note 17 – Net Interest Income (Expense)

	March 31, 2017	March 31, 2016

Interest income:
Interest income on financial assets recorded at amortized cost comprises:

Interest income on cash and cash equivalents and amounts due from banks	$651	$845
Interest income on loans to customers	5	5

Total interest income on financial assets recorded at amortized cost	$656	$850

Interest income on trading securities comprises:

Interest income on trading securities	$1,346	$428

Total interest income on trading securities	1,346	428

Total interest income	$2,002	$1,278

Interest expense:
Interest expense on financial liabilities recorded at amortized cost comprises:

Interest expense on securities received under agreement to repurchase	$3,518	$1,487
Interest expense on debt securities issued	202	-
Interest expense on loans received	52	1
Interest expense on customer accounts	33	-

Total interest expense on financial liabilities recorded at amortized cost
Total interest expense	$3,805	$1,488

Net interest expense	$(1,803)	$(210)

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

Note 18 – Fee and Commission Income

	March 31, 2017	March 31, 2016

Fee and commission income:

Agency fees	$1,561	$1,230
Bank services	1,100	-
Brokerage services	917	374
Underwriting and market making services	497	9
Consulting services	32	180
Asset management services	4	26
Other commission income	20	13

Total fee and commission income	$4,131	$1,832

Fee and commission expense:

Bank services	$202	$32
Brokerage services	84	46
Exchange services	78	44
Central Depository services	30	26

Total fee and commission expense	$394	$148

Note 19 – Net Gain on Foreign Exchange Operations

	March 31, 2017	March 31, 2016

Translation difference	$(812)	$505
Sales and purchases of foreign currency	1,086	(215)

Total net gain on foreign exchange operations	$274	$290

Note 20 – Net Gain on Securities

	Year ended March 31, 2017	Year ended March 31, 2016

Net gains and losses recognized during the period on trading securities	$10,806	$13,880
Less: Net gains and losses recognized during the period on trading securities sold during the period	(5,322)	(8,692)
Unrealized gains and losses recognized during the reporting period on trading securities still held at the reporting date	$5,484	$5,188

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

Note 21 –Related Party Transactions

During the years ended March 31, 2017 and 2016, the Group entered into an agreement with a related party which has derivative features. For the year ended March 31, 2017, net gain on derivative instruments with the related parties totaled to $1,905.

The Group earned commission income and income from foreign exchange operations from related parties in the amount of $2,814 and $1,111, respectively during the year ended March 31, 2017, and $181 and $0, respectively during the year ended March 31, 2016. Commission income and income from foreign exchange operations earned from related parties is comprised primarily of brokerage commissions, agency fees for attraction of new brokerage clients, and foreign currency exchange operations of FFIN Bank.

As of March 31, 2017 and 2016, the Group had brokerage and other receivables from related parties totaling $328 and $310, respectively. Brokerage and other receivables from related parties result principally from commissions receivable on the brokerage operations of related parties.

As of March 31, 2017 and 2016, the Group had customer liabilities on brokerage accounts of related parties totaling $2,249 and $588, respectively.

Note 22 – Stockholder’s Equity

Share capital

As of March 31, 2017 and 2016, the Group’s share capital was $30,176 and $22,778, respectively, which represents capital contributions from Timur Turlov.

During the year ended March 31, 2017, Timur Turlov made capital contributions to the Group’s share capital in the total amount of $7,398.

During the year ended March 31, 2016, Timur Turlov made capital contributions to the Group’s share capital in the total amount of $5,599.

Additional paid in capital

On March 31, 2017, Mr. Turlov repaid a loan previously provided to him by the Group. Timur Turlov repaid the loan with trading securities, the aggregate market value of which was higher than the loan amount. The excess repayment amount of $2,043 was recorded as an increase of additional paid in capital by the Group.

Non-controlling interest

As described in Note 10 the Group acquired an interest in FFIN Bank (formerly known as LLC Okhabank) during the year ended March 31, 2015. The Group recorded the non-controlling interest in FFIN Bank’s share capital in the total amount of $2,771 which represented 90% of FFIN Bank’s share capital. During the year ended March 31, 2017, the Group acquired the remaining non-controlling interest.

LLC IC FREEDOM FINANCE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2017 and 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

Note 23 – Lease Commitments

The Group has several lease agreements for office spaces in different locations. In general all agreements are made for a one year period with extension or termination provisions. The table below shows approximate lease commitments for the foreseeable period of one year:

Lease commitments

Fiscal year ending March 31, 2018	$1,605

Total	$1,605

The Group’s rent expense for office space was $1,243 and $1,062 for the years ended March 31, 2017 and 2016, respectively.

Note 24 – Subsequent Events

The Group evaluated all material events and transactions that occurred after March 31, 2017 through June 29, 2017, the date these financial statements were available to be issued. During this period, except as described below, the Group did not have any material recognizable subsequent events.

Timur Turlov made capital contributions to the Group of $7,937 during the period from March 31, 2017, to June 29, 2017.

On June 29, 2017, BMB Munai, Inc. closed the acquisition of the Group. The acquisition of the Group included the securities brokerage and financial services business conducted by Freedom RU in Russia, along with its wholly owned subsidiaries: Freedom KZ, and the securities brokerage and financial services business conducted by it in Kazakhstan; FFIN Bank, and the banking business conducted by it in Russia, and FSS, and the online securities marketplace it provides to Russian investors.

Annex E

FFINEU INVESTMENTS LIMITED
FINANCIAL STATEMENTS
For the years ended March 31, 2017 and 2016

FFINEU INVESTMENTS LIMITED

Independent Auditor’s Report

To the Board of Directors and

Stockholders of FFINEU Investments Limited

We have audited the accompanying balance sheets of FFINEU Investments Limited (the Company) as of March 31, 2017 and 2016, and the related statements of operations, other comprehensive loss, stockholder’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FFINEU Investments Limited as of March 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ WSRP, LLC

WSRP, LLC
Salt Lake City, Utah
June 29, 2017

FFINEU INVESTMENTS LIMITED
BALANCE SHEETS

	March 31, 2017	March 31, 2016

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$820,702	$394,752
Restricted cash	129,779	-
Other receivables	32,989	9,810
Prepaid expenses	1,113	4,333

Total current assets	984,583	408,895

NON-CURRENT ASSETS
Fixed assets, net	55,345	8,086
Deposits	1,068	1,139
Other assets	45,628	48,631

Total non-current assets	102,041	57,856

TOTAL ASSETS	$1,086,624	$466,751

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Client accounts	$128,529	$-
Accounts payable	46,679	17,777
Accrued liabilities	277	2,954
Related party payables	260,776	277,782

Total current liabilities	436,261	298,513

STOCKHOLDER’S EQUITY
Common stock – As of March 31, 2017: 300,000 shares authorized, issued and outstanding (50,000 shares at par value 1.05868 and 250,000 shares at par value 1.2911). As of March 31, 2016: 250,000 shares authorized, issued and outstanding at par value 1.2911.	375,709	322,775
Additional paid-in capital	1,019,120	111,000
Accumulated deficit	(706,258)	(232,410)
Accumulated other comprehensive loss	(38,208)	(33,127)

Total stockholder’s equity	650,363	168,238

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$1,086,624	$466,751

The accompanying notes are an integral part of these financial statements.

FFINEU INVESTMENTS LIMITED

STATEMENTS OF OPERATIONS

	Year ended
	March 31, 2017	March 31, 2016

REVENUES
Commission revenue	$8,123	$-
Commission expense	(1,466)	-

NET COMMISSION INCOME	6,657	-

OPERATING EXPENSES
Professional fees	103,414	50,925
General and administrative	373,844	119,798
Depreciation	1,711	545

Total operating expenses	478,969	171,268

LOSS FROM OPERATIONS	(472,312)	(171,268)

OTHER INCOME (EXPENSE)
Other income	-	48
Interest expense	(1,678)	-
Interest income	142	-

Total other income (expense)	(1,536)	48

NET LOSS BEFORE INCOME TAX	(473,848)	(171,220)

Income tax expense	-	-

NET LOSS	$(473,848)	$(171,220)

The accompanying notes are an integral part of these financial statements.

FFINEU INVESTMENTS LIMITED

STATEMENTS OF OTHER COMPREHENSIVE LOSS

	Year ended
	March 31, 2017	March 31, 2016

NET LOSS	$(473,848)	$(171,220)

Effect of foreign exchange transactions	(5,081)	10,499

TOTAL COMPREHENSIVE LOSS	$(478,929)	$(160,721)

The accompanying notes are an integral part of these financial statements.

FFINEU INVESTMENTS LIMITED

STATEMENTS OF STOCKHOLDER’S EQUITY

	Common stock		Additional paid	Accumulated	Accumulated other comprehensive	Total stockholder’s
	Shares	Amount	in capital	deficit	loss	equity

Balance at March 31, 2015	250,000	$322,775	$-	$(61,190)	$(43,626)	$217,959

Capital contribution	-	-	111,000	-	-	111,000
Net loss	-	-	-	(171,220)	-	(171,220)
Foreign currency translation gain	-	-	-	-	10,499	10,499

Balance at March 31, 2016	250,000	$322,775	$111,000	$(232,410)	$(33,127)	$168,238

Stock issued for cash at $ 15.8802 per share	50,000	52,934	741,076	-	-	794,010
Capital contribution	-	-	167,044	-	-	167,044
Net loss	-	-	-	(473,848)	-	(473,848)
Foreign currency translation loss	-	-	-	-	(5,081)	(5,081)

Balance at March 31, 2017	300,000	$375,709	$1,019,120	$(706,258)	$(38,208)	$650,363

The accompanying notes are an integral part of these financial statements.

FFINEU INVESTMENTS LIMITED

STATEMENTS OF CASH FLOWS

	Year ended
	March 31, 2017	March 31, 2016
Cash Flows From Operating Activities

Net loss	$(473,848)	$(171,220)

Adjustments to reconcile net loss to cash used in operating activities:
Depreciation	1,711	545

Changes in operating assets and liabilities:
Prepaid expenses	3,039	(2,702)
Other receivables	(24,269)	(9,509)
Other assets	232	(48,245)
Accounts payable	30,495	11,908
Client accounts	131,399	-
Accrued liabilities	(2,562)	2,800

Net cash used in operating activities	(333,803)	(216,423)

Cash Flows From Investing Activities
Purchase of fixed assets	(50,491)	(7,581)

Net cash used in investing activities	(50,491)	(7,581)
Cash Flows From Financing Activities
(Paid to)/proceeds from related party payables	(1,189)	220,720
Proceeds from issuance of common stock	794,010	-
Сapital contributions	167,044	111,000

Net cash from financing activities	959,865	331,720
Effect of foreign exchange transactions	(19,842)	17,959

NET CHANGE IN CASH AND CASH EQUIVALENTS	555,729	125,675
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	394,752	269,077
CASH AND CASH EQUIVALENTS, END OF PERIOD	$950,481	$394,752

Supplemental disclosure of cash flow information:

Income taxes paid	$-	$-
Cash paid for interest	$51	$-

The accompanying notes are an integral part of these financial statements.

FFINEU INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Note 1 – Description of Business

FFINEU Investments Limited (the “Company”) was incorporated in Cyprus on August 5, 2013, as a private limited liability company under the Cyprus Companies Law, Cap. 113. The Company’s registered office is located at Aglantzias, 15, 1st floor, Flat\Office 101, Aglantzia, 2108, Nicosia, Cyprus.

The principal activities of the Company are the provision of investment and ancillary services. Investment services primarily include the receipt and transmission of customers’ orders and execution of orders on behalf of clients. Ancillary services include, among other things, safekeeping and administration of financial instruments, including custodianship and related services, marginal lending, and foreign exchange services if these services are connected to providing investment services.

The Company completed its regulatory licensing in May 2015. During the year ended March 31, 2017, the Company activated its license for reception and transmission of clients’ orders which allows the Company to open brokerage accounts for clients for the purpose of selling securities. The Company also activated its license for execution of client’s orders.

There is no guarantee that the Company will be able to raise capital through any type of offering or to receive additional capital contributions from Mr. Turlov.

Note 2 – Summary of Significant Accounting Policies

Accounting Principles

The Company’s accounting policies conform to accounting principles generally accepted in the United States of America (GAAP).

These financial statements have been prepared on the accrual basis of accounting.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from those estimates.

Revenue Recognition

Subject to compliance with regulatory requirements and the commencement of investment and ancillary services as a Cypriot Investment Firm (CIF), commission revenue from brokerage services are recorded on the trade date of the transaction. Interest income on margin lending and fees on custody services are recognized as revenue in the period when earned. The Company does not participate in any proprietary securities transactions. For the year ended March 31, 2017, the Company had revenue from brokerage commissions which was not sufficient to cover its operating costs as it pursued the licensing process and worked to put in place the necessary infrastructure to become a CIF. For the year ended March 31, 2016, the Company had not established an ongoing source of revenue.

Comprehensive income (loss)

Accumulated other comprehensive income (loss) comprised of foreign currency loss of $38,208 and $33,127 at March 31, 2017 and 2016, respectively.

FFINEU INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Functional currency

Management has adopted ASC 830, Foreign Currency Translation Matters as it pertains to its foreign currency translation. The Company’s functional and reporting currency is the Euro and United States dollar, respectively. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Non-monetary assets and liabilities denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction. Average monthly rates are used to translate revenues and expenses. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Cash and Cash Equivalents

Cash equivalents are generally comprised of certain highly liquid investments with maturities of three months or less at the date of purchase.

Fixed Assets

Fixed assets are carried at cost, net of accumulated depreciation. Maintenance, repairs, and minor renewals are expensed as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which range between three and seven years.

Advertising Expense

For the years ended March 31, 2017 and 2016, the Company had no expenses related to advertising because it engaged in no advertising activities. At such time as the Company undertakes advertising activities, all costs associated with advertising will be expensed in the period incurred.

Impairment of Long Lived Assets

In accordance with the accounting guidance for the impairment or disposal of long-lived assets, the Company periodically evaluates the carrying value of long-lived assets to be held and used when events and circumstances warrant such a review. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair value of the long-lived asset. Fair value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair values are reduced for the cost of disposal. As of March 31, 2017 and 2016, the Company had not recorded any charges for impairment of long-lived assets.

Income Taxes

The Company recognizes deferred tax liabilities and assets based on the difference between the financial statements and tax basis of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse. The measurement of deferred tax assets is reduced, if necessary, by the amount of any tax benefits that, based on available evidence, are not expected to be realized.

Income tax expense differs from amounts that would be calculated by applying the federal statutory rate because of the federal surtax, state income tax rates, certain nondeductible expenses, and net operating loss carrybacks, if any.

The Company will include interest and penalties arising from the underpayment of income taxes in the statement of operations in the provision for income taxes. As of March 31, 2017 and 2016, the Company had no accrued interest or penalties related to uncertain tax positions. Tax years that remain subject to examination are years 2013 forward.

FFINEU INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Financial Instruments

Financial instruments include employee receivables, prepaid expenses, accounts payable, and accrued expenses. Management estimates that the carrying amount of these financial instruments represents their fair values, which were determined by their near term nature or by comparable financial instruments’ market value.

Leases

Rentals payable under operating leases are charged to expense on a straight-line basis over the term of the relevant lease. Contingent rentals arising under operating leases are recognized as an expense in the period in which they incurred.

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2014-09, “Revenue from Contracts with Customers.” Revenue is an important number to users of financial statements in assessing an entity’s financial performance and position. Previous revenue recognition guidance in GAAP comprised broad revenue recognition concepts together with numerous revenue requirements for particular industries or transactions, which sometimes resulted in different accounting for economically similar transactions. Accordingly, the FASB and the International Accounting Standards Board (IASB) initiated a joint project to clarify the principles for recognizing revenue and to develop a common revenue standard for GAAP and International Financial Reporting Standards (IFRS) that would:

1. Remove inconsistencies and weaknesses in revenue requirements.
2. Provide a more robust framework for addressing revenue issues.
3. Improve comparability of revenue recognition practices across entities, industries, jurisdictions, and capital markets.
4. Provide more useful information to users of financial statements through improved disclosure requirements.
5. Simplify the preparation of financial statements by reducing the number of requirements to which an entity must refer.

To meet these objectives, the FASB is amending the FASB Accounting Standards Codification (ASC) and creating a new Topic 606, “Revenue from Contracts with Customers.” The Company will be evaluating the impact of ASU 2014-09 as it pertains to the Company’s financial statements and other required disclosures on an ongoing basis until its eventual adoption and incorporation. The amendment is effective for fiscal years beginning after December 15, 2017.

In November 2015, the FASB issued ASU No. 2015-17, “Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes.” This new guidance requires that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. The current requirement that deferred tax liabilities and assets of a tax-paying component of an entity be offset and presented as a single amount is not affected by the new guidance. The new guidance is effective for the Company on April 1, 2017, with early adoption permitted as of the beginning of an interim or annual reporting period. The new guidance may be applied either prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented. The Company is evaluating the impact that the new guidance will have on its financial statements and related disclosures.

In January 2016, the FASB issued ASU No. 2016-01, “Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities.” This ASU requires entities to measure equity investments that do not result in consolidation and are not accounted for under the equity method at fair value and recognize any changes in fair value in net income unless the investments qualify for the new practicability exception. Entities will also have to record changes in instrument-specific credit risk for financial liabilities measured under the fair value option in other comprehensive income. In addition, entities will be required to present enhanced disclosures of financial assets and financial liabilities. The guidance is effective beginning January 1, 2018, with early adoption of certain provisions of the ASU permitted. The Company is currently evaluating the impact of the new guidance on its financial statements.

FFINEU INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842).” This ASU requires lessees to recognize a right-of-use asset and lease liability for all leases with terms of more than 12 months. Recognition, measurement and presentation of expenses will depend on classification as a finance or operating lease. The amendments also require certain quantitative and qualitative disclosures. Accounting guidance for lessors is largely unchanged. The guidance is effective beginning January 1, 2019, with early adoption permitted. The Company is currently evaluating the impact of the new guidance on its financial statements.

In November 2016, the FASB issued ASU No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash.” This ASU requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this Update do not provide a definition of restricted cash or restricted cash equivalents. The amendments in this Update are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. The amendments in this Update should be applied using a retrospective transition method to each period presented. The Company is currently evaluating the impact of the new guidance on its financial statements.

Note 3 – Cash and Cash Equivalents

As of March 31, 2017 and 2016, unrestricted cash balance totaled $820,702 and $394,752, respectively, and restricted cash totaled $129,779 and $0, respectively. Restricted cash is amount of client’s cash owned by clients on personal brokerage accounts in intermediary broker.

As of March 31, 2017 and 2016, major part of cash and cash equivalents, were placed in Piraeus Bank in the amount of $782,004 and $107,750, respectively, that are covered by the Deposit Guarantee and Resolution of Credit and Other Institution Scheme (DGS) totaling $107,357 and $107,750, respectively.

As of March 31, 2017 and 2016 cash equivalents are not covered by DGS and Deposit Insurance Agency (DIA) (for deposits placed in Russian Federation) limits total $815,485 and $173,152, respectively.

Note 4 – Other Receivables

Other receivables as of March 31, 2017 and 2016, present value-added tax (VAT) recoverable in the amounts of $32,989 and $9,810, respectively. The VAT rate is 19% and applies to the Company’s sales of fixed assets and imports of goods and services to Cyprus (VAT output) or purchases of goods and services, which are subject to VAT in Cyprus (VAT input). Recoverable amounts occurred in each period due to an excess of purchases of goods and services subject to VAT over sales of goods and services subject to VAT. This recoverable amount can either be refunded or offset with future VAT liabilities.

FFINEU INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Note 5 – Fixed Assets, Net

	March 31,	March 31,
	2017	2016

Office equipment	$4,286	$4,500
Furniture and fixtures	6,289	3,661
Software	47,022	466

Total fixed assets	57,597	8,627

Less Accumulated depreciation	(2,252)	(541)

Fixed assets, net	$55,345	$8,086

During the years ended March 31, 2017 and 2016 depreciation expense totaled $1,711 and $545, respectively.

Note 6 – Other Assets

As of March 31, 2017 and 2016, other assets reflect amounts paid to the Investor Compensation Fund of the Securities and Exchange Commission of the Republic of Cyprus (CySEC) totaling $45,628 and $48,631, respectively, in order to obtain membership status, as prescribed by the securities laws of the Republic of Cyprus and relevant CySEC Directives. These contributions will be refundable in the event the Company terminates its investment firm licenses.

As of March 31, 2017 and 2016, the Company had not recorded any charges for impairment of other assets.

Note 7 –Related party transactions

The total loan balance payable to Timur Turlov as of March 31, 2017 and 2016, were $260,776 and $277,782, respectively.

1% interest per year was applied to the outstanding balance of related party payables starting June 30, 2016, according to resolutions agreed to between Timur Turlov and the Company.

The total client account balance of Timur Turlov as of March 31,2017 and 2016, were $21,660 and $0, respectively.

Note 8 – Stockholder’s equity

Common stock

As of March 31, 2017, the Company had 300,000 shares of common stock authorized, issued and outstanding with an average par value of $1.2524 per share for the total amount of $375,709.

On September 15, 2014, Timur Turlov purchased 250,000 shares of common stock, recorded at $322,775 as an increase in common stock at $1.2911 per share.

On November 21, 2016, the Company issued 50,000 shares to Timur Turlov for the consideration of $794,010. According to the resolution, $52,934 was recorded as an increase in common stock at $1.05868 per share. The remaining amount of $741,076 was recorded as additional paid in capital.

FFINEU INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Additional paid in capital

On July 1, 2015, the Company received a capital contribution from Timur Turlov, its sole shareholder, of $111,000.

On July 20, 2016, September 7, 2016 and September 27, 2016, the Company received capital contributions from Timur Turlov, its sole stockholder, of $110,095, $777, and $56,172, respectively.

Note 9 – Deferred tax assets

Components of the net deferred tax asset, including a valuation allowance, at March 31, 2017 and 2016 are as follows:

	March 31, 2017	March 31, 2016
Deferred tax assets:
Net operating loss carryforward	$86,751	$26,880
Less: Valuation allowance	(86,751)	(26,880)

Net deferred tax asset	$-	$-

The valuation allowance for deferred tax assets as of March 31, 2017 and 2016, was $86,751 and $26,880, respectively. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment.

The Company is subject to Cyprus income taxes at rate of 12.5%. The reconciliation of the provision for income taxes at tax rate 12.5% compared to the Company’s income tax expense as reported is as follows:

	March 31, 2017	March 31, 2016

Loss before income tax at 12.5%	$59,231	$21,402
Permanent difference	640	25
Valuation allowance	(59,871)	(21,427)

Income tax provision	$-	$-

FFINEU INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Note 10 – Lease Commitments

The Company leases office spaces under lease agreements. These lease agreements expire on November 30, 2018. The table below shows approximate future lease commitments:
Lease commitments

Fiscal year ending March 31, 2018	$18,357
Fiscal year ending March 31, 2019	6,363
Total	$24,720

The Company’s rent expense for office space was $17,644 and $8,558 for the years ended March 31, 2016 and 2015, respectively.

Note 11 – Subsequent Events

The Company evaluated all material events and transactions that occurred after March 31, 2017 through June 29, 2017, the date these financial statements were available to be issued. During this period the Company did not have any material recognizable subsequent events.

Annex F

BMB MUNAI, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2017 AND 2016

Unaudited Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined financial statements are provided for informational purposes only and do not purport to represent what the actual combined results of operations or the combined balance sheet of the combined company would be had the Acquisition occurred on the dates assumed, nor are they necessarily indicative of future combined results of operations or combined financial position.

The unaudited pro forma condensed combined statements of operations for the periods presented give effect to the Acquisition as if they had been consummated, beginning of the earliest period presented. The unaudited pro forma condensed combined balance sheets give effect to the Acquisition as if they had occurred on the dates of those balances sheets.

The effects of the Acquisition have been prepared using the assumptions and adjustments described in the accompanying notes.

We describe the assumptions underlying the pro forma adjustments in the accompanying notes, which should also be read in conjunction with these unaudited condensed combined pro forma financial statements. Please read this information in conjunction with:

☐	The audited consolidated financial statements of BMB Munai, Inc. for the years ended March 31, 2017 and 2016.

☐	The audited consolidated financial statements of LLC IC Freedom Finance Inc. for the years ended March 31, 2017 and 2016.

☐	The audited financial statements of FFINEU Investments Limited for the years ended March 31, 2017 and 2016.

BMB MUNAI, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of March 31, 2017
 (All amounts in thousands of United States dollars, unless otherwise stated)

	BMB Munai, Inc. March 31, 2017	LLC IC Freedom Finance March 31, 2017	Pro-Forma Adjustments For LLC IC Freedom Finance	Pro-Forma Consolidated March 31, 2017	FFINEU Investments Limited	Pro-Forma Adjustments For FFINEU Investments Limited	Pro-Forma Consolidated March 31, 2017

ASSETS
Cash and cash equivalents	$51	$21,780	$200b	$22,031	$821	$10b	$22,862
Restricted cash	8,534	4,085	-	12,619	130	-	12,749
Due from banks	-	-	-	-	1	-	1
Trading securities	-	81,575	-	81,575	-	-	81,575
Available-for-sale securities, at fair value	-	2	-	2	-	-	2
Brokerage and other receivables	-	481	-	481	-	-	481
Other assets	-	691	-	691	80	-	771
Deferred tax assets	-	1,026	-	1,026	-	-	1,026
Fixed assets	2	1,039	-	1,041	55	-	1,096
Goodwill	-	981	-	981	-	-	981
Loan issued	-	65	-	65	-	-	65

TOTAL ASSETS	$8,587	$111,725	$200	$120,512	$1,087	$10	$121,609

LIABILITIES AND EQUITY (DEFICIT)

Derivative liability	$-	$495	$-	$495	$-	$-	$495
Debt securities issued	-	3,459	-	3,459	-	-	3,459
Customer liabilities	-	7,543	-	7,543	129	-	7,672
Related party payables	-	-	-	-	261	-	261
Current income tax liability	-	149	-	149	-	-	149
Deferred distribution payments	8,534	-	-	8,534	-	-	8,534
Trade payables	222	29	-	251	43	-	294
Securities repurchase agreement obligation	-	56,289	-	56,289	-	-	56,289
Other liabilities	-	372	-	372	-	-	372

TOTAL LIABILITIES	8,756	68,336	-	77,092	433	-	77,525

EQUITY
Common stock	280	-	207c	487	376	(373)c	490
Share capital	-	30,176	(30,176)a	-	-	-	-
Additional paid in capital	775	2,043	29,969a	32,787	1,019	373a	34,179
Retained earnings	(1,224)	18,069	-	16,845	(703)	-	16,142
Accumulated other comprehensive loss	-	(6,899)	200b	(6,699)	(38)	10b	(6,727)

TOTAL EQUITY (DEFICIT)	(169)	43,389	200	43,420	654	10	44,084

TOTAL LIABILITIES AND EQUITY	$8,587	$111,725	$200	$120,512	$1,087	$10	$121,609

See notes to the unaudited pro forma condensed combined financial statements

BMB MUNAI, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2017
(All amounts in thousands of United States dollars, unless otherwise stated)

	BMB Munai, Inc.	LLC IC Freedom Finance	Pro-Forma Adjustments	Pro-Forma Results	FFINEU Investments Limited	Pro-Forma Adjustments	Pro-Forma Results
Revenue:
Interest income	$4	$2,002	$-	$2,006	$-	$-	$2,006
Fee and commission income	-	4,131	-	4,131	8	-	4,139
Net gain on financial instruments through profit and loss	-	10,806	-	10,806	-	-	10,806
Net gain on derivative	-	1,905	-	1,905	-	-	1,905
Net realized gain on investments available for sale	-	276	-	276	-	-	276
Net gain on sale of fixed assets	-	29	-	29	-	-	29
Net gain on foreign exchange operations	-	274	-	274	-	-	274

TOTAL REVENUE	4	19,423	-	19,427	8	-	19,435

Expenses:
Interest expense	-	3,805	-	3,805	2	-	3,807
Fee and commission expense	-	394	-	394	1	-	395
Operating expense	582	8,190	(100)b	8,672	479	(5)b	9,146
Other expense/(income), net	-	210	-	210	-	-	210

TOTAL EXPENSE	582	12,599	(100)	13,081	482	(5)	13,558

NET INCOME BEFORE INCOME TAX	(578)	6,824	100b	6,346	(474)	5	5,877

Income tax benefit/(expense)	-	524	-	524	-	-	524

NET INCOME	$(578)	$7,348	$100	$6,870	$(474)	$5	$6,401

Income/(loss) per share basic and diluted	$0.00						$0.01
Weighted average number of shares outstanding	244,214,739						490,000,000c

See notes to the unaudited pro forma condensed combined financial statements

BMB MUNAI, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2016
(All amounts in thousands of United States dollars, unless otherwise stated)

	BMB Munai, Inc.	LLC IC Freedom Finance	Pro-Forma Adjustments	Pro-Forma Results	FFINEU Investments Limited	Pro-Forma Adjustments	Pro-Forma Results
Revenue:
Interest income	$2	$1,278	$-	$1,280	$-	$-	$1,280
Fee and commission income	-	1,832	-	1,832	-	-	1,832
Net gain on financial instruments through profit and loss	-	13,880	-	13,880	-	-	13,880
Net gain on sale of fixed assets	-	1	-	1	-	-	1
Net gain on foreign exchange operations	-	290	-	290	-	-	290

TOTAL REVENUE	2	17,281	-	17,283	-	-	17,283

Expenses:
Interest expense	-	1,488	-	1,488	-	-	1,488
Fee and commission expense	-	148	-	148	-	-	148
Operating expense	494	6,542	(100)b	6,936	171	(5)b	7,102
Other expense/(income), net	-	(240)	-	(240)	-	-	(240)

TOTAL EXPENSE	494	7,938	(100)	8,332	171	(5)	8,498

NET INCOME BEFORE INCOME TAX	(492)	9,343	100	8,951	(171)	5	8,785

Income tax benefit/(expense)	-	(183)	-	(183)	-	-	(183)

NET INCOME	$(492)	$9,160	$100	$8,768	$(171)	$5	$8,602

Income/(loss) per share basic and diluted	$0.00						$0.02
Weighted average number of shares outstanding	280,339,467						490,000,000c

See notes to the unaudited pro forma condensed combined financial statements

BMB MUNAI, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1. Description of the Proposed Transaction

On November 23, 2015, BMB Munai, Inc., a Nevada corporation (the “Company”) entered into a Share Exchange and Acquisition Agreement with Timur Turlov (the “Acquisition Agreement”), the 100% owner of FFIN Securities, Inc., a Nevada corporation (“FFIN”), LLC IC Freedom Finance, a Russian limited company (“Freedom RU”), and FFINEU Investments Limited, a Cyprus limited company (“Freedom CY”). The Company and Mr. Turlov entered the Acquisition Agreement with the intent to build an international, broadly based brokerage and financial services firm to meet the growing demand from an increasing number of investors in Russia and Kazakhstan for access to the financial opportunities, relative stability, and comprehensive regulatory reputation of the U.S. securities markets.

Pursuant to the Acquisition Agreement, the Company acquired FFIN from Mr. Turlov in exchange for 224,551,913 shares of Company common stock, which constituted approximately 80.1% of the Company’s outstanding common stock after giving effect to the transaction.

On June 29, 2017, BMBM closed the acquisition of Freedom RU. The acquisition of Freedom RU included the securities brokerage and financial services business conducted by it in Russia, along with its wholly owned subsidiaries: JSC Freedom Finance, a Kazahstan joint stock company and the securities brokerage and financial services business conducted by it in Kazakhstan; LLC FFIN Bank, a Russian limited company, and the banking business conducted by it in Russia, KZ Branch and LLC First Stock Sale, a Russian limited company, and the online securities marketplace it provides to Russian investors.

Pursuant to the terms of the Acquisition Agreement, the Company had agreed to issue sufficient shares to Mr. Turlov such that following the acquisitions of FFIN, Freedom RU and Freedom CY, Mr. Turlov would own up to approximately 95% of the issued and outstanding common stock of the Company, which together with our currently outstanding stock, would exceed our authorized common stock. As we had insufficient authorized but unissued common stock to deliver the full agreed upon consideration to Mr. Turlov at the closing of the Freedom RU acquisition, as an accommodation to facilitate the closing, Mr. Turlov agreed to accept a partial issuance of 209,660,533 shares of Company common stock, and to defer issuance of the balance of the shares agreed to until such time as the Company can complete a reverse stock split and recapitalization to provide it sufficient additional shares to issue him the percentage agreed in the Acquisition Agreement.

The Company is working with Cyprus Securities and Exchange Commission to obtain the necessary regulatory approvals to transfer ownership of Freedom CY, and the brokerage and financial services business conducted by it in Cyprus, to the Company. While the Company now believes the acquisition of Freedom CY is probable, at this time it cannot predict if and/or when the required regulatory approvals will be granted.

Note 2. Basis of Presentation

These unaudited pro forma condensed combined financial statements were prepared as of March 31, 2017, and for the years ended March 31, 2017 and 2016, based on the audited financial statements of BMB Munai Inc., FFINEU Investments Limited and LLC IC Freedom Finance.

The unaudited pro forma condensed combined financial statements are based on the historical financial statements of BMB Munai Inc., LLC IC Freedom Finance and FFINEU Investments Limited after giving effect to the share exchange transaction. The Company has used the assumptions and adjustments described in the accompanying note 3 to the unaudited pro forma condensed combined financial statements.

The Acquisition will be accounted for as a common control transaction in accordance with the Financial Accounting Standards Board (ASC 805-50, Business Combinations – Common control transactions). The management of the Company has evaluated the guidance contained in ASC 805 with respect to the combinations among entities or businesses under common control and conclude that since Mr. Turlov is a majority shareholder of BMB Munai, Inc. and the owner of LLC IC Freedom Finance and FFINEU Investments Limited, therefore, this is a common control transaction and does not result in a change in control at the ultimate parent or the controlling shareholder level. Therefore, unlike accounting for business combinations, common control transactions are not accounted for at fair value. Rather, common control transactions are generally accounted for at the carrying amount of the net assets or equity interests transferred.

As transactions among entities under common control do not result in a change in control at the ultimate parent level, the ultimate parent’s consolidated financial statements will not be affected by a common control transaction. Any differences between the proceeds received or transferred and the carrying amounts of the net assets are considered equity transactions that would be eliminated in consolidation, and no gain or loss would be recognized in the consolidated financial statements of the ultimate parent. Resultantly, the financial position and the results of operations of BMB Munai Inc., LLC IC Freedom Finance and FFINEU Investments Limited are combined together as if they were operating as one entity from the beginning.

Note 3. Pro Forma Adjustments

The unaudited pro forma condensed combined financial statements give effect to the following adjustments:

a.
Issuance of an aggregate of approximately 209,660,533 shares of its common stock to Timur Turlov, par value $0.001, in exchange for 100% of equity interests of LLC IC Freedom Finance and FFINEU Investments Limited in accordance with the Share Exchange and Acquisition Agreement dated November 23, 2015.

Immediately following the closing of the Share Exchange Transaction, the authorized capital of the Company consists of 500,000,000 Shares of common stock, par value US$0.001 per share of which 490,000,000 shares are issued and outstanding, and 20,000,000 shares of preferred stock, par value US$0.001 per share, of which no shares are issued or outstanding.

b.
As explained in Note 2, the financial position and the results of operations of BMB Munai Inc., LLC IC Freedom Finance and FFINEU Investments Limited have been combined in accordance with the guidance provided under ASC 805-50 relating to combination of entities under common control transactions.

c.	The weighted average shares of 490,000,000 represents total outstanding common stock of BMB Munai Inc. after giving effect to the Share Exchange Transaction.